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                               BASIC LEASE INFORMATION

     Date:        March 12, 1996

     Landlord:    KP/Miller Realty Growth Fund II, L.P.

     Tenant:      The Reference Press, Inc.

Article 1 Premises: Suites 165 and 250 of the La Costa Green Office Building, 1033 La Posada Drive, Austin, Texas 78752.

Article 1 Square Footage of the Premises: Approximately 12,238 Rentable Square Feet (Approximately 11,123 Rentable Square Feet on the second floor and approximately 1,115 Rentable Square Feet on the first floor).

Article 2      Lease Commencement Date: May 1, 1996.

Article 2      Lease Expiration Date: April 30, 2001.

Article 4 Monthly Rental: See Exhibit "E" attached hereto and made a part hereof for all purposes.

Article 5      Expense Stop: $5.80/sq. ft.

Article 5      Tenant's Percentage Share of the Building: 17.09%

Article 34     Security Deposit: $10,000.00

Article 36 Tenant's Address for notices: Suite 250, 1033 La Posada Drive, Austin, Texas 78752

Article 46     Parking
               Rules and Regulations
               Exhibit A    - Floor Plan
               Exhibit B    - Space Plan
               Exhibit C    - Leasehold Improvements Agreement
               Exhibit D    - Legal Description
               Exhibit E    - Rental Schedule
               Exhibit F    - Tenant's Option to Renew
               Exhibit G    - Option to Expand
               Exhibit H    - Right of First Refusal
               Exhibit I    - Acceptance of Premises Memorandum

The provisions of the Lease identified above in the margin are those provisions where reference to particular Basic Lease Information appear.
Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the Lease shall control.

TENANT                              LANDLORD

THE REFERENCE PRESS, INC.           KP/MILLER REALTY GROWTH FUND 33, L.P.,
                                    a Texas limited partnership

By:  /s/ Patrick J. Spain           By: Miller Real Estate Services Corporation,
                                        a general partner


                                        By: /s/ Andrew B. Qualls
                                            Name: Andrew B. Qualls
                                            Title: Vice President

                                   STATE OF TEXAS

                               STANDARD OFFICE LEASE
                           La Costa Green Office Building
                                1033 La Posada Drive
                                Austin, Texas 78752

THIS LEASE (this "Lease"), dated March 12, 1996 is entered into by and between KP/MILLER REALTY GROWTH FUND II, L.P. ("Landlord"), as landlord, and THE REFERENCE PRESS, INC. ("Tenant"), as tenant.

     1.   PREMISES

     (a) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the term and subject to the agreements, conditions and provisions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree, those certain premises (the "Premises") shown cross-hatched on Exhibit "A", attached hereto and made a part hereof for all purposes, and situated on the first and second floor, at the La Costa Green Office Building, 1033 La Posada Drive, located in Austin, Texas, specified in the Basic Lease Information entered into by Landlord and Tenant concurrently herewith and attached hereto as the cover page of this Lease (the "Basic Lease Information"), and consisting of approximately 11,123 square feet of rentable area on the second floor and approximately 1,115 square feet of rentable area on the first floor. The Premises are situated in a building (the "Building") being located at the above mentioned address and being situated on the real Property more fully described on Exhibit "D", attached hereto and made a part hereof for all purposes (the Building, the real property, other buildings and improvements thereon, and any parking facilities or structures appurtenant thereto, are hereinafter referred to collectively as the "Property").

     (b) As long as this Lease remains in effect and Tenant is not in default hereunder, Tenant shall have the nonexclusive right to use, in common with Landlord, other tenants, subtenants, employees and invitees, the lobbies, entrances, stairs, elevators, restrooms and other public portions of the Building (the "Common Area"); provided, however, that Landlord shall have the right at any time to exclude from the Common Area such areas as Landlord may determine so long as access to the Premises is not unreasonably denied. All of the outside walls and windows of the Premises and any space in the Premises used for shafts, stacks, pipes, conduits, ducts, and electric or other utilities, sinks, or other Building facilities, and the use thereof and access thereto through the Premises for the purpose of operation, replacement, maintenance and repair, are reserved to Landlord.

     2.   TERM, COMPLETION OF IMPROVEMENTS

     (a) The term of this Lease shall commence and unless sooner terminated as hereinafter provided shall end on the dates respectively specified in the Basic Lease Information. Prior to the commencement of the term of this Lease, Landlord shall complete, construct or install in the Premises the improvements to be constructed or installed by Landlord as shown on the space plan attached hereto as Exhibit "B" and made a part hereof for all purposes, if any, upon the terms and conditions set forth in the Leasehold Improvements Agreement (the "Agreement"), attached hereto as Exhibit "C" and made a part hereof for all purposes. The Premises shall be deemed complete and possession delivered to Tenant and accepted by Tenant upon the date Tenant commences occupancy of any portion of the Premises or when Landlord has substantially completed such improvements, if any, whichever occurs first. As used in this Section 2 and the Agreement, the phrase "substantial completion" shall mean when (i) installation of leasehold improvements (as described in Exhibit "C") is sufficiently complete, substantially in accordance with the Approved Working Drawings (defined as Exhibit "C") so Tenant can occupy the Premises for its intended use, (ii) Tenant has direct access from street to the elevator lobby on the floor where the Premises are located, and (iii) building services are ready to be furnished to the Premises. Substantial completion shall be deemed to have occurred notwithstanding a requirement to complete "punchlist" or similar corrective work. Landlord shall use its best efforts to advise Tenant of the anticipated date of substantial completion at least thirty (30) days prior to such date, but the failure to give such notice shall not constitute a default by Landlord under this Lease.

     (b) If Landlord, for any reason whatsoever other than Tenant's Delay (as defined in the Agreement), cannot deliver possession of the Premises to Tenant at the commencement of the term of this Lease, as above specified, (i) this Lease shall not be void or voidable and such failure shall not affect the validity of this Lease or the obligations of Tenant hereunder, and (ii) Landlord shall not be liable to Tenant for any loss or damage resulting therefrom; provided, however, (i) monthly rental shall be waived for the period between the commencement of the term of this Lease and the time when Landlord can deliver possession (in addition to the three-month period during which rental is otherwise abated pursuant to Section 4 below), and (ii) if Landlord, for any reason whatsoever other than Tenant's Delay, cannot deliver possession of the Premises to Tenant on or before August 1, 1996, then Tenant shall have the right to terminate this Lease by delivering written notice of termination to Landlord on or before August 8, 1996, and Tenant's failure to deliver such notice by such date shall tender such termination right null and void and of no further force and effect. No delay in delivery of possession shall operate to extend the term hereof. In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date of this Lease, such occupancy shall be subject to all of the provisions of this Lease and shall not affect the expiration date of this Lease. Upon Landlord's request, Landlord and Tenant shall execute an acceptance of premises Rider establishing the commencement date of this Lease and confirming the expiration date of this Lease, but this Lease shall not be affected in any manner if either party fails or refuses to execute such Rider. Any abatement of monthly rental pursuant to this Article 2 shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Premises not being delivered to Tenant on the commencement date of this Lease.

     (c) Subject to the terms and provisions of the Agreement attached hereto as Exhibit "C", Tenant acknowledges that it has fully inspected the Premises, and by moving into the Premises or taking possession thereof, Tenant accepts the Premises "AS IS, WHERE IS", as suitable for the purposes for which the same are leased and in their present condition. Tenant further acknowledges that Landlord has made no warranties or representations with respect to the Property, the Building, the Premises or otherwise or as to either the condition or the suitability of the Property, the Building or the Premises for the use described in Section 6 below, and Tenant hereby waives any and all defects with respect thereto. This Lease is, and shall be considered as, the only agreement between the parties hereto and their representatives and agents. All negotiations and oral agreements have been merged into and are included herein. There are no other representations or warranties between the parties and any reliance with respect to representations is solely upon the representations and agreements contained in this Lease, if any.

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     3.   NONOCCUPANCY OF IMPROVED PREMISES/CONCESSION RECAPTURE

     (a) In the event Tenant does not occupy the Premises, all interior finishing costs, among other amounts owed by Tenant hereunder (less the amortized portion of such finishing costs), shall become due and payable by Tenant upon billing by Landlord, together with interest thereon at the rate of ten percent (10%) per annum.

     (b) In the event Landlord provides Tenant any concessions including, without limitation, rent abated occupancy, and/or tenant improvements, Tenant acknowledges, understands and agrees that (i) any concessions are personal to Tenant and shall not be assigned or sublet, in whole or in part, to any assignee or subtenant without the prior written approval of Landlord, and
(ii) Landlord has provided any such concessions to Tenant in reliance upon Tenant's warranty that Tenant shall faithfully and timely perform all terms, provisions and conditions contained in this Lease. Accordingly, in the even Tenant fails, after written notice to Tenant as required by this Lease, to timely perform any term, provision or condition of this Lease, including, without limitation, the timely payment of rent (beyond the expiration of any applicable cure periods), any concessions herein provided Tenant shall be immediately due and payable as additional rent without further notice or demand to Tenant.

     4.   RENTAL

Tenant shall pay, and hereby promises and agrees to pay, to Landlord monthly rental for the Premises as provided in Exhibit E (subject to adjustment as provided in Article 5 below) on or before the first day of the first full calendar month of the term hereof and on or before the first day of each and every successive calendar month thereafter during the term hereof. In the event the term of this Lease commences on a day other than the first day of a calendar month, then the monthly rental for the first and fractional months of the term hereof shall be appropriately prorated. Rental shall be paid to Landlord, without deduction, abatement, counterclaim, offset, or demand, in lawful money of the United States of America, at 1600 Two Lincoln Centre, 5420 LBJ Freeway, Dallas, Texas 75240, Attention: Andrew B. Qualls, or to such other person or at such other place as Landlord may from time to time designate in writing. If any such rental payment is not received by Landlord within ten (10) days of the date such rental payment is due, an additional amount equal to five percent (5%) of such delinquent rental payment shall become due and payable. Tenant recognizes that such additional amount is necessary to reimburse Landlord for its loss of use of rental fees as well as to compensate Landlord for the added administrative, legal and bookkeeping expenses resulting from such delinquent rental payment. So long as Tenant is not in default under this Lease and no event which with notice or lapse of time or both would constitute an event of default exists under this Lease, the monthly rental for months 1 through 3 of the lease term shall be abated.

     5.   RECAPTURE

     (a) The monthly rental payable under Article 4 hereof may be increased during the term of this Lease if Operating Expenses (hereinafter defined) for the Building exceed, during any one year, the Base Expense Rate (hereinafter defined). For the purpose of rental escalations under the term of this Lease, the phrase "Operating Expenses" shall mean all costs of management, operation and maintenance of the property, the Building, the Common Area and the Premises, including, without limitation, the following:
(i) ad valorem taxes and assessments, for which Landlord is liable, assessed against the Property, the Building, the improvements, the Common Area and the appurtenances in and upon the Property, together with any special assessments and other real estate costs in the nature of taxes, assessments or governmental impositions of any type for which Landlord is responsible (in the event there is a change in the general system of real estate taxation such that any alternative taxes, of whatever nature, are imposed upon Landlord in lieu of, in whole or in part, general ad valorem taxes on the Building of the Property, then such alternative taxes shall be deemed "ad valorem taxes" or "real estate costs" for purposes of this Lease); (ii) expense of management, operation, maintenance and repair of the Property, the Building, the Premises, the Common Area, sidewalks, parking areas and curbs adjacent thereto in a manner deemed reasonable and appropriate and for the best interest of the occupants; (iii) ordinary and customary management fees and actual expenses incurred for employees, such as wages, fringe benefits, taxes, unemployment and disability insurance, workmen's compensation insurance, social security benefits and any other expenses incurred in connection with such employees (as used in this Article 5, the term "employees" includes employees such as superintendents, engineers, electricians, clerks, mechanics, helpers, security officers, porters, cleaners and window washers as well as contract laborers performing services for the benefit of the Property and the Building and other persons, firms, or corporations providing contract services for the benefit of the Property, the Building or the occupants); (iv) actual costs of materials and supplies used and consumed for the benefit of the property, the Building and the occupants;
(v) full contract cost of third-party contractors for all of the foregoing, including rubbish removal, exterminating and pest control, elevator maintenance, maintenance of air conditioning, heating control and security service; (vi) all utility services; and (vii) actual costs of insurance, including fire and extended coverage and general liability insurance, but excluding any charges reflecting increased premiums due to any act or omission of any tenant of the Building for which Landlord would be entitled to reimbursement from such tenant.

     (b) Operating Expenses shall not include state or federal income taxes (unless such taxes are in lieu of general ad valorem taxes as provided above), or periodic alterations or improvements to the construction of the Building (except its specifically provided for herein), and in no case shall Tenant be charged additional rent for painting, repainting, decorating, redecorating, special cleaning service or special security service to the extent any of the foregoing are directly related to the sole advantage of any particular occupant of the Building other than Tenant. Operating Expenses shall not include the cost of any repair or replacement which is or should be capitalized on Landlord's books under generally accepted accounting principles, except for capital improvements which are made for the purpose of increasing the energy efficiency of the Building or the Property or which are made pursuant to a requirement imposed by a governmental entity having jurisdiction thereof or which are fully amortized over a ten (10) year period. In the event of the enactment, adoption or enforcement by any governmental authority of any assessment, levy, of, tax, whether sales, use or otherwise, on or with respect to the rentals and charges set forth in this Lease, on or with respect to the right to lease or occupy the property, the Building, or the Premises, Tenant shall pay such assessment, levy or tax to Landlord or, at Landlord's option, Tenant shall pay such assessment, levy or tax directly to the governmental authority. If such assessment, levy of tax is imposed on or with respect to all of the Tenant's derived from the Building or the Property, or is imposed on or with respect to the Property as a whole, Tenant shall pay to Landlord Tenant's Proportionate Share of such assessment, levy or tax. Notwithstanding the foregoing, this shall not impose upon Tenant the obligation to reimburse Landlord for any income, gift, inheritance or estate tax as such taxes are now structured.

     (c) In the event that during the term of this Lease Operating Expenses for 1996 or any succeeding calendar year exceed $5.80 per square foot per year (the "Base Expense Rate"), Tenant, within thirty (30) days after written notification of the foregoing by Landlord, shall:

          (i) Pay to the Landlord Tenant's proportionate share of such excess for the year in question. Tenant's proportionate share of such excess shall be based on the ratio which the Tenant's rentable area of the Premises bears to one hundred percent (100%) of the rentable area of the Property (Tenant's proportionate share may be adjusted from time to time as the rentable area of the Premises or the total rentable area of the Property changes, for whatever reason, except if such change is

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

solely due to remeasurement). The product resulting from the application ratio to the excess shall constitute the amount of additional rent Tenant shall pay. The Base Expense Rate for the calendar year in which the Building is first occupied by any Tenant shall be adjusted in accordance with the ratio that the number of clays of such occupancy during such calendar year bears to 365. Tenant's additional rent resulting from the provisions hereof shall be prorated during the first and final calendar years of the term of this Lease based on the number of months during each such calendar year that this Lease was actually in effect. Within thirty (30) days after Landlord notifies Tenant of the amount thereof, Tenant shall also pay to Landlord an amount equal to the product of (1) Tenant's proportionate share of the Operating Expense increase for the previous calendar year divided by twelve
(12) multiplied by (2) the number of months that have elapsed from the end of the previous calendar year through the month such notice is given, which amount shall constitute a part of Tenant's escalation reserve. If during any calendar year during the term hereof the Property is not fully occupied, then the Operating Expenses incurred for such calendar year shall, for the purpose of making the calculations to be made pursuant to this Article 5, be adjusted to reflect the amount of Operating Expenses which would have been incurred had the Property been fully occupied during such calendar year, For purposes of this Article 5, the phrase "fully occupied" shall mean occupancy of 95% of the rentable area of the Property.

          (ii) Additionally, Tenant shall pay to Landlord (with the payment of monthly rental) for the months following the month during which a notice of escalated rent is given, a monthly escalation reserve on the first day of each month for the remainder of the calendar year. The monthly escalation reserve shall be equal to the total of Tenant's proportionate share of such Operating Expense increase for the previous calendar year divided by twelve
(12). Landlord shall apply the total of the escalation reserves paid by Tenant to any increase in Operating Expenses over the Base Expense Rate for the calendar year in which the escalation reserves are paid. After the end of every calendar year Landlord will deliver to Tenant a statement which sets Forth (A) the previous year's Operating Expenses; (B) Tenant's proportionate share of any increases, (C) the adjustment, if any, reflecting the monthly escalation reserves paid, and (D) the net amount due Landlord or due to be reimbursed to Tenant; provided, however, in no event shall the monthly rental ever be less than the amounts specified in Article 4 of this Lease.

     (d) Landlord may apply all or part of Tenant's Security Deposit (as defined in Section 34 of this Lease) to satisfy the additional rent called for under this Article 5, and following such application, Tenant shall on demand pay to Landlord the amount so applied in order to restore the Security Deposit to the original amount specified in Article 34 hereof.

     (e) Notwithstanding any expiration or termination of this Lease prior to the expiration date of this Lease, Tenant's obligation to pay any and all additional rent under this Lease shall continue and shall cover all periods up to the expiration date of this Lease. Tenant's obligation to pay any and all additional rent under this Lease and Landlord's and Tenant's obligation to make the adjustments referred to in this Article 5 shall survive any expiration or termination of this Lease prior to the expiration date of this Lease.

     6.   USE

     (a) The Premises shall be used for general office purposes including shipping and storage of products in accordance with all applicable laws, rules and regulations, including zoning, and for no other purpose. Tenant shall not do or permit to be done in or about the Premises, nor bring or keep or permit to be brought or keep therein, anything which is prohibited by or will in any way conflict with or violate any law, statute, ordinance or governmental rule or regulation flow in force or which may hereafter be enacted or promulgated or which is prohibited by the standard form of fire insurance policy, or will in any way increase the existing rate of or affect any fire or other insurance upon the Property, the Building or any of its contents, of cause a cancellation of any insurance policy covering the Property, the Building or any part thereof or any of its contents. Tenants shall not do or Permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them, or use or allow the Building, the Property or the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Building, the Property or the Premises or commit or suffer to be committed any waste in, on or about the Building, the Property or the Premises.

     (b) Tenant shall not be allowed to use the name of the Building in which the Premises are located, or words to that effect, in connection with any business carried on in said Premises (except as Tenant's address) without the prior written consent of Landlord.

     7.   SERVICES

     (a) Landlord shall maintain the Common Areas of the Building in reasonably good order and condition except for damage occasioned by the act of Tenant, which damage shall be repaired by Landlord at Tenant's expense.

     (b) Landlord shall furnish the Premises with (i) electricity sufficient to provide power for typewriters and other office machines of similar low electrical consumption; provided, however, Landlord shall not be required to provide electricity required for special lighting in excess of building standard improvements, and any other item of electrical equipment, including any electronic data processing equipment, which (singly) consumes more than .5 kilowatts per hour at rated capacity or requires a voltage other than two hundred twenty (220) volts single phase and if the installation of such electrical equipment requires additional air conditioning capacity above that provided by the building standard improvements, the additional air conditioning installation and operating costs shall be paid by Tenant, (ii) heat and air conditioning to the extent reasonably required for the comfortable occupation or the Premises during reasonable and usual business hours, 7:00 a.m. to 8:00 p.m. weekdays and 7:00 a.m. to 1:00 p.m. on Saturdays (exclusive of Sundays and State and National Holidays), or such shorter period specified or prescribed by any applicable policies or regulations adopted by any utility or government agency, (iii) elevator service, (iv) lighting replacement (for building standard lights), (v) restroom supplies, (vi) janitorial service on a five (5) day/week basis, excluding holidays; provided, however, that if Tenant's improvements are not consistent in quality and quantity with building standard improvements, Tenant shall pay any cleaning and janitorial costs attributable thereto,
(vii) security for the Building consistent with security provided by comparable buildings in the vicinity of the Building (but in no event less security than is currently provided for the Building); provided, however, that Landlord shall not be liable to Tenant for any losses, including personal injury and property damage, that may result to Tenant from theft, burglary or intentional conduct on the part of any person or entity, or for damages directly or indirectly resulting therefrom, nor shall the rental herein reserved be abated by reason of (1) the installation, use or interruption of any services, (2) the failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Property, the Premises or to the Building, or (3) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the Property, the Premises or the Building. Landlord shall use reasonable efforts to remedy any interruption in the furnishing of such services. For purposes of this Lease, the phrase "National Holidays" shall mean only the following: Labor Day, Memorial Day, Christmas Day, thanksgiving Day and the day after, New Years Day and Fourth of July.

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

     (c) It is understood that Landlord does not represent, warrant or covenant that any of the services referred to above, or any of the services which Landlord may supply, will be free from interruption. Tenant acknowledges that any one or more of such services may be suspended or reduced by reason of accident or repairs, alterations or improvements, by strikes or by any cause beyond the reasonable control of Landlord, or by orders, rules, ordinances or regulations of any federal, state, county or municipal authority or otherwise. Tenant agrees that any such interruption or suspension of services shall never be deemed an eviction of Tenant or disturbance to Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for damages or abatement of rent or relieve Tenant of performance of Tenant's obligations under this Lease. Landlord will use its reasonable efforts in the event of a strike to secure parties not involved in the labor dispute to provide minimum services for cleaning restrooms, waste removal, and janitorial services.

     (d) Tenant shall notify Landlord of any need for an increase in power usage. In the event Tenant fails to give such notice and/or an increase in usage of power by Tenant is recognized by Landlord, the increased amount of usage shall be deemed to have been initiated the first day of occupancy of the Premises by Tenant. In the event Tenant desires heating and air conditioning after the normal operating hours of the Building, Tenant shall provide Landlord with at least three (3) hours prior telephone notice on business days and at least twenty-four (24) hours prior telephone notice on weekends and National Holidays and Tenant shall be liable for and reimburse Landlord immediately upon demand a charge of $18 per hour for such usage.

     (e) Whenever heat generating machines or equipment or lighting other than building standard lights are used in the Premises by Tenant which affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right to install supplementary air conditioning units in the Premises, and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall he paid by Tenant to Landlord upon billing by Landlord. If Tenant installs lighting requiring power in excess of that required for normal desk-top office equipment or normal copying equipment as determined by Landlord, Tenant shall pay to Landlord, upon billing, the cost of such excess power together with the cost of installing any additional risers or other facilities that may be necessary to furnish such excess power to the Premises, as additional rent hereunder. In the event the water usage by Tenant exceeds the normal office use of water, the cost of such excess water usage shall be paid by Tenant to Landlord upon billing by Landlord. Landlord shall have the right to cause any of the utilities servicing the Premises to be separately metered, in which event the cost of any such utility shall be paid by Tenant to Landlord upon billing by Landlord.

     8.   TAXES PAYABLE BY TENANT

     In addition to the monthly rental and other charges to be paid by Tenant hereunder, Tenant shall reimburse Landlord upon demand for any and all taxes payable by Landlord (other than net income taxes), whether or not now customary or within the contemplation of the parties hereto, (a) upon measured by or reasonably attributable to the cost or value of Tenant's leasehold, equipment, furniture, goods or services, fixtures and other personal property located in the Premises or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, other than Landlord's work described in Exhibit "C", regardless of whether title to such improvements shall be in the name of Tenant or Landlord; (b) upon or measured by the monthly rental payable hereunder, including, without limitation, any gross income tax or excise tax levied by the City of Austin, the State of Texas, the Federal Government or any other governmental body with respect to the receipt of such rental; (c) upon or with respect to the possession, leasing, operation, management, maintenance, alternation, repair, use or occupancy by Tenant of the Premises or any portion thereof; and (d) upon this transaction of any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. In the event that it shall not be lawful for Tenant so to reimburse Landlord, the monthly rental payable to Landlord under this Lease shall be revised to net Landlord the same net rental after imposition of any such tax upon Landlord as would have been payable to Landlord prior to the imposition of any such tax.

     9.   ALTERATIONS

     (a) The Building, the Property and the Common Areas are at all times subject to the exclusive control and management of Landlord. Without limiting the generality of the foregoing, Landlord has the right to do and perform such acts in and to the Building in the use of Landlord's good business judgment that Landlord determines to be advisable for the more efficient and proper operation of the Building, including, but not limited to, the following: (i) obstruct or close off all or any part of the Property for the purpose of maintenance, repair or construction; (ii) use any part of the Common Area for merchandising, display, decorations, entertainment, and structures designed for retail selling or special features or promotional activities, (iii) change area, level, location, arrangement or use of Property or any part thereof; (iv) construct other buildings, structures or improvements on the Property and make alterations thereof, additions thereto, subtractions therefrom, or rearrangements thereof, build additional stories on any building, and construct additional buildings or facilities adjoining or proximate to the Property; and (v) construct multiple deck, elevated or underground parking facilities, and expand, reduce or alter same in any manner whatsoever.

     (b) Tenant will not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof, whether structural, non-structural, mechanical, interior or otherwise, or attach any fixtures or equipment thereto, without first obtaining Landlord's written approval, which approval shall not be unreasonably withheld; such approval shall not be required with respect to any immaterial, nonstructural additions, alterations or changes to the interior of the Premises. Any alterations, additions or improvements (except the initial improvements covered by Exhibits "B" and "C") to the Premises consented to by Landlord shall be made by Tenant at Tenant's sole cost and expense, and any contractor or other person selected by Tenant to make the same shall be subject to Landlord's prior written approval. All alterations, additions, fixtures and improvements, including all improvements made pursuant to Exhibits "B" and "C", whether temporary or permanent in character, in or upon the premises either by Tenant or Landlord, shall immediately become Landlord's property and, at the end of the term of this Lease, shall remain on the Premises without compensation to Tenant.

     (c) Any alteration, addition, or improvement shall, when completed, be of such a character as not to lessen the value of the Premises or such improvements as may be then located thereon. Any alternation, addition, or improvement shall be made promptly and in a good workmanlike manner and in compliance with all applicable permits and authorizations and building and zoning laws and with all other laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments, commissions, boards and offices. The costs of any such alternations, additions or improvements shall be timely and promptly paid by Tenant so that the Premises and any improvements at anytime located thereon shall at all times be free of liens for services performed and labor and material supplied or claimed to have been supplied. Before any alternation, addition or improvement shall be commenced, Tenant shall pay the amount of any increase in premiums on insurance policies (provided for under this Lease) on account of endorsements to be made thereon covering the risk during the course of such alteration, addition or improvement.

     10.   LIENS

     Tenant shall keep the Property, the Premises and the Building free from any mechanics' and/or materialmen's liens or other liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Tenant shall notify Landlord in writing at least five (5) business days before any work or activity is to commence on the Premises which may give rise to such liens and Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Property. the Premises and the Building front such liens.

     11.   REPAIRS

     Tenant shall, at all times during the term hereof and at Tenant's sole cost and expense, keep the Premises and every part thereof in good order, condition and repair, ordinary wear and tear, damage thereto by fire, earthquake, act of God or the elements excepted, including, without limitation, all plumbing and sewer lines to the point where they intersect with common lines, fixtures, interior walls and interior surfaces or exterior walls, ceilings and doors, and windows and plate glass (but only to the extent damage is caused by Tenant or its employees, invitees or contractors), located within or upon the Premises. Landlord shall be responsible for the repair of any damages to the Premises caused by the negligence or willful misconduct of Lessor or its agents. All repairs made by Tenant shall be at least of the same quality, design and class as that of the original work. Tenant hereby waives all rights to make repairs at the expense of Landlord (in lieu of Landlord making such repairs) or to vacate the Premises or terminate this Lease as provided by any law, statute or ordinance now or hereafter in effect. Tenant shall at the end of the term hereof surrender to Landlord the Premises and all alterations, additions and improvements thereto in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Premises or any part (hereof, except as may be specified in Exhibits "B" and "C". If Tenant refuses or neglects to make repairs and/or to maintain the Premises or any part thereof in a manner reasonably satisfactory to Landlord, Landlord shall have the right, but not the obligation, upon giving Tenant five (5) days (or in the case of emergency, twenty-four hours) written notice of its election to do so, to make such repairs or perform such maintenance on behalf of and for the account of Tenant. Such work shall be paid for by Tenant, as additional rent under this Lease, promptly upon receipt of a bill for such work.

     12.   DESTRUCTION OR DAMAGE

     (a) If the Property, the Premises or the Building are damaged by fire, earthquake, act of God or the elements, Tenant shall immediately notify Landlord of same. Landlord shall forthwith repair the same, subject to the provisions of this section hereinafter set forth, and provided such repairs can, in Landlord's opinion, be made within ninety (90) days after the date of said fire or other casualty and this Lease shall remain in full force and effect. If there shall be such damage to the Premises and such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's employees or invites, then abatement of rental shall be allowed Tenant for such part of the Premises as shall be rendered unusable by Tenant in the conduct of its business during the time such part is so unusable.

     (b) If such repairs cannot, in Landlord's opinion, be made within ninety (90) days, Landlord may, at its option, upon written notice to Tenant within thirty (30) days after the date of such fire or other casualty, repair or restore such damage, this Lease continuing in full force and effect, but the rent to be partially abated as hereinabove in this section provided.

     (c) If such repairs cannot be made within ninety (90) days following such casualty and Landlord elects not to make such repairs, then either Landlord or Tenant (provided the damage affects the Premises or Common Areas necessary to Tenant's occupancy) shall have the right, exercisable by written notice to the other given not less than thirty-one (31) nor more than ninety
(90) days after the date of such fire or other casualty, to terminate this Lease as of the date of such fire or other casualty.

     (d) If the Premises are to be repaired under this Article 12, Landlord shall repair at its cost any injury or damage to the Building itself and building standard improvements in the Premises, and Tenant shall, at Tenant's sole cost and expense, be responsible for repairing and restoring any other tenant improvement and or replacing any equipment and fixtures located in the Premises.

     (e) A total destruction of the Building shall automatically terminate this Lease.

     13.   SUBROGATION

     (a) Each party hereto waives any and every claim which arises or may arise in its favor and against the other hereto during the term of this Lease for any and all loss of, or damage to, any of its property located within or upon, constituting a part of, the Property, the Premises or the Building, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recoverable under said insurance policies.

     (b) Landlord and Tenant shall each, prior to or immediately after the execution of this Lease, procure from each of the insurers under all policies of fire, theft, public liability, workmen's compensation and other insurance now or hereafter existing during the term hereof and purchased by either of them insuring or covering the Property, the Building, the Premises or any portion thereof or operations therein, a waiver of all rights of subrogation which the insurer might otherwise, if at all, have against the other.

     14.   INDEMNIFICATION

     Tenant hereby waives all claims against Landlord, its agents, employees and contractors for damage to any property or injury to or death of any person in, upon or about the Property, the Premises, the Building, the Common Area or any part thereof, arising at any time and from any cause other than solely by reason of the negligence of Landlord, its agents, employees or contractors, and Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, liabilities, damages and costs incurred by Landlord (i) arising from the use of the Property, the Premises, the Building, the Common Area or any part thereof by Tenant, or (ii) which may arise from the conduct of Tenant's business or from any activity, work or things which may be permitted or suffered by Tenant in, on or about the Premises, or (iii) which may arise from any breach or default in the performance of any obligation on Tenant's part under this Lease, or (iv) which may arise from any negligence of Tenant or any of Tenant's agents, representatives, customers, employees or invitees, or (v) which may arise from any injury or loss incurred as a result of Landlord, Landlord's agents, representatives or designees entering the Premises under an emergency circumstance, such as fire or similar event, except to the extent caused by the negligence or willful misconduct of Landlord. The foregoing indemnity obligation of Tenant shall include reasonable attorneys' fees, investigation costs and all other reasonable costs and expenses incurred by Landlord from the first notice that any claim or demand is to be made or may be made. The provisions of this Article 14 shall survive the termination or expiration of the Lease with respect to any damage, injury or death occurring prior to such termination or expiration.

     15.   COMPLIANCE WITH LEGAL REQUIREMENTS

     Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, including, without limitation, the Americans with Disabilities Act (the "ADA"), and specifically "Title III: The Provisions Governing Public Accommodations and Services Operated by Private Entities" of the ADA, and all amendments thereto and any standards and regulations issued thereunder, but only to the extent applicable to and affecting the Building, with respect to those portions of the Premises for which Tenant is responsible to maintain and repair under the terms and provisions of this Lease, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as the provisions of all recorded documents affecting fire Premises, insofar as any thereof relate to or affect the condition, use or occupancy of the Premises, excluding requirements of structural changes not related to or affected by improvements made by or for Tenant. Any penalty or damage assessed against Landlord by reason of the failure of Tenant to comply with this paragraph shall be paid by Tenant, and any such failure shall be rectified by Tenant at its own expense. If Tenant fails to undertake a diligent effort to comply with the provisions of this
Article 15 within the time period specified in any citation or other notice, or within thirty (30) days after written notice by Landlord of the existence of such failure to comply, whichever period of time is shorter, Landlord, at its option, may remedy the same at Tenant's expense and may require Tenant to pay the cost thereof upon demand; provided, however, that Landlord shall have no obligation or responsibility to remedy such failure to comply.

     16.   INSURANCE

     (a) Tenant, at its sole cost and expense, shall, during the term of the Lease, cause all improvements at any time located in the Premises (other than the building standard improvements) and all equipment, machinery, personalty, trade fixtures, alterations and fixtures from time to time used or intended to be used in connection with the operation and maintenance of the Premises, to be insured for the mutual benefit of Landlord and Tenant against loss or damage by fire, windstorm, explosion, aircraft, vehicles, smoke, riot or vandalism and against loss or damage by other risks now or hereafter included in the standard form of all-risk insurance policy, in an amount equal to the full insurable value and replacement cost thereof. All proceeds from such insurance shall be used for the repair or replacement of such improvements, equipment, personalty and fixtures.

     (b) Tenant, at Tenant's sole cost and expense, shall also obtain and keep in force during the term of this Lease the following insurance coverages naming Landlord as additional insured: Comprehensive general liability insurance and personal injury liability insurance, insuring Tenant against liability for injury to persons or damage to property occurring in or about the Premises, the Building or the Property or arising out of the ownership, maintenance, use or occupancy thereof, including all coverages normally provided by the "Extended Liability Endorsement." Such policies shall specifically name Landlord as additional insured and shall include a cross-liability endorsement. Landlord may, at its discretion, request evidence of products insurance. The minimum limits of liability acceptable are: (A) $2,000,000 combined single limit per occurrence for bodily injury and property damage, or (B) $2,000,000 bodily injury and $500,000 property damage.

All such coverages shall be primary and non-contributory over any insurance Landlord may elect to provide on Landlord's behalf. At the commencement of the term of this Lease, and on or before ten (10) days prior to expiration or renewal of such insurance coverage. Tenant shall deliver to Landlord an original certificate of such insurance from the insurer providing Landlord a minimum of thirty (30) days prior written notice of cancellation or other material modifications or reduction. All policies of insurance required to be carried by Tenant under this Article 16 shall be in form satisfactory to Landlord and shall be issued by responsible insurance companies which are licensed to do business in the State of Texas and have been approved in writing by Landlord. If Tenant shall fail to procure and maintain the insurance required under this Lease, Landlord may, but shall not shall not be required to, procure and maintain such insurance, and any amounts paid by Landlord for such insurance shall be additional rent hereunder, which shall be due and payable by Tenant on the next succeeding date on which a monthly rental installment is due hereunder.

     17.   ASSIGNMENT AND SUBLETTING

     (a) Tenant shall not voluntarily or by action of law sublet, assign, mortgage or otherwise transfer or encumber all or any part of this Lease or any interest therein or the Premises or any portion thereof, without the prior written consent of Landlord which shall not be unreasonably withheld. Any attempted assignment, subletting, mortgage, transfer or encumbrance by Tenant in violation of the terms and covenants of this Article 17 shall be void and shall constitute a breach of this Lease. In the event Tenant should desire to assign this Lease in whole or in part or sublet the Premises or any part thereof, Tenant shall give Landlord written notice of such desire at least ninety (90) days in advance of the date or which Tenant desires to make such assignment or sublease. Landlord shall then have a period of thirty
(30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects either (i) to withhold consent to such proposed assignment, subletting or other transfer, (ii) to terminate this Lease as to the space so affected as of the date so specified by Tenant, in which event Tenant will be relieved of all further obligations hereunder as to such space, or (iii) to permit Tenant to assign or sublet such space, subject, however, to prior written approval of the proposed assignee or sub-tenant by Landlord. In determining whether to consent to such assignment, subletting or other transfer, Landlord may consider, among other things, the use of the Premises by the proposed assignee or sub-tenant and the financial condition of the proposed assignee or sub-tenant. If Landlord should fail to notify Tenant in writing of such election within said thirty (30) day period, Landlord shall have deemed to have waived option (ii) above, but written approval by Landlord of the proposed assignee or sub-tenant shall nevertheless be required.

     (b) In no event shall Tenant or any other parties transfer the capital stock of Tenant solely for purposes of avoiding the restrictions contained in this Section 17.

     (c) Failure by Landlord to approve a proposed assignee or sub-tenant shall not cause a termination of this Lease. Any other rent or other consideration realized by Tenant under any such sublease or assignment in excess of the rental payable hereunder, after amortization of the reasonable subletting and assignment costs, shall be divided and paid fifty percent (50%) to Landlord and fifty percent (50%) to Tenant. Regardless of Landlord's consent, no assignment, subletting or other transfer by Tenant shall relieve or release Tenant of or from any of Tenant's obligations, or of or from any of Tenant's obligations, or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant, under this Lease. In the event Landlord shall consent to a sublease, assignment or other transfer, Tenant shall pay all costs and expenses of Landlord incurred in connection with such consent, including, without limitation, reasonable attorneys' fees and expenses. Consent by Landlord to one assignment, sublease or other transfer shall not be deemed a waiver of Landlord's right to reject future assignments, subleases or other transfers. Any assignee, sublessee or transferee of Tenant's interest in this Lease shall assume in writing all of Tenant's obligations hereunder pursuant to an assumption agreement in form and substance satisfactory to Landlord.

     18.   RULES & REGULATIONS

     Tenant shall faithfully observe and comply with the Rules and Regulations annexed to this Lease and, after notice thereof, all reasonable amendments and modifications thereof and additions thereto from time to time promulgated in writing by Landlord. Tenant's failure to keep and observe such Rules and Regulations shall constitute a default of this Lease. Notice of such amended or additional rules and regulations shall be given to Tenant, and Tenant agrees thereupon to comply with and observe all rules and regulations and amendments and additions thereto so long as Tenant has prior written notice of such amendments and additions and same apply uniformly to all Building tenants. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building or the Property of any of said Rules and Regulations.

     19.   ENTRY BY LANDLORD

     Upon prior verbal or written notice to Tenant (except in event of an emergency), Landlord or its agents, representatives and designees may enter the Premises at reasonable hours to (a) examine and inspect the same, (b) exhibit the same to prospective purchasers, lenders or tenants and perform examinations and tests relating thereto, (c) determine whether Tenant is complying with all of Tenant's obligations hereunder, (d) supply janitor service and any other service to be provided by Landlord to Tenant hereunder,
(e) post notices of nonresponsibility, and (f) makes repairs, additions or alterations required by Landlord under the terms hereof or which Landlord deems are necessary and proper for the safety, improvement or preservation thereof, or repairs to any adjoining space or utility portion of the Building, provided, however, that all such work shall be done as promptly as possible so as to cause as little interference to Tenant as reasonably possible. Tenant hereby waives any claim for damages for any injury or inconvenience or interference with Tenant'' business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance); and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a breach of peace, a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof. During the ninety (90) days prior to the expiration date of this Lease, Landlord may place upon the Premises "For Lease" or similar signs which Tenant shall permit to be displayed in the Premises.

     20.   EVENT OF DEFAULT

     The occurrence of any one or more of the following events ("Events of Default") shall constitute a breach of this Lease by Tenant: (a) if Tenant shall fail to pay any rental as and when the same becomes due and payable and such failure shall continue for more than ten (10) days after written notice thereof from Landlord to Tenant, or (b) if Tenant shall fail to pay any other sum when and as the same becomes due and payable and such failure shall continue for more than ten (10) days; or (c) if Tenant shall fail to perform or observe any other term, provision, covenant or condition of this Lease other than the payment of monetary sums and such failure shall continue for more than thirty (30) days after written notice thereof from Landlord; or (d) if Tenant shall make a general assignment for the benefit of creditors, or shall admit in writing its insolvency or inability to pay its debts as they become due or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, o shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or shall fail timely to contest the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment or any trustee, receiver or liquidator of Tenant or any material part of its properties; or (e) if within thirty (30) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or if, within thirty (30) days after the appointment of any trustee, receiver or liquidator of Tenant or of any material part of Tenant's properties, such appointment shall not have been vacated; or (f) vacation or abandonment of the Premises by Tenant for a continuous period in excess of five (5) business days or dispossession by process of law or otherwise; (g) if this Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated with ten (10) days;
(h) if any mechanic's or materialmen's lien is filed against any portion of the Building, the Property or the Premises and such lien is not removed within thirty (30) days thereafter.

     21.   REMEDIES UPON DEFAULT

     (a) Upon the occurrence of any Event of Default specified in Article 20 hereof, Landlord shall have the right and option at any time thereafter to pursue any one or more of the following remedies without any notice or demand whatsoever both of which are hereby waived by Tenant:

          (i) Terminate this Lease in which event Tenant shall immediately surrender to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or rent in arrears, enter upon and take possession and expel or remove Tenant and any other person ho may be occupying the Premises or any part thereof, without being liable for prosecution or any claim of damages thereof. Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, including the loss of all rental then remaining unpaid under the terms of this Lease, provided Tenant shall in no event be liable for any amount in excess of Tenant's rental, operating expense and other monetary obligations under this Lease;

          (ii) Without terminating this Lease, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim for damages thereof, and if Landlord so elects, relet the Premises on such terms as Landlord shall deem advisable and receive the rent thereof. Tenant agrees to pay to Landlord on demand any deficiency in rental that may arise by reason of such reletting;

          (iii) Without terminating this Lease, enter upon the Premises without being liable for prosecution or any claim for damages thereof, and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action;

          (iv) At its option, declare all rents and other amounts due hereunder for the entire remaining term of this Lease and any other indebtedness immediately due and payable without regard to whether or not possession shall have been surrendered to or taken by Landlord, and Landlord may immediately commence action for the recovery of a judgment for such amounts;

          (v) Demand that payments for any rents, whether past due or to become due in the future, be made by certified check, cashier's check or money order; and

          (vi) Change or modify the lock(s) and other security devices at or on the Premises, with or without terminating this Lease, and pursue, at Landlord's option, one or more remedies pursuant to this Lease. Landlord shall not be obligated to provide another key or other access to Tenant or allow Tenant to regain entry to the Premises, regardless of hour, including Tenant's regular business hours, unless and until Tenant pays in full to Landlord all rent which is delinquent. Tenant agrees that Landlord shall not be liable for any damages resulting to the Tenant form the lockout. At such time that Landlord changes, alters or modifies the lock or other security device, Landlord shall post a "Notice of Change of Locks" on the front of the Premises. Such Notice shall state the following:

     (A) That Tenant rentals are delinquent; and, therefore, under authority of Article 21(a)(vi) of Tenant's Lease, the management has exercised its contractual right to change, alter or modify Tenant's door lock(s) or other security device(s);

     (B) That the Notice has been posted on the Tenant's front door by a representative of Landlord and that Tenant should make arrangements to pay all delinquent rent and cure all other Events of Default under Tenant's Lease when Tenant picks up the key; and

     (C) That tampering with or changing the lock(s) or other security device(s) without Landlord's written permission is a criminal offense.

     (b) No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention is given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter elect to terminate this Lease for a previous Event of Default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or provided by law, nor shall pursuit of any of the foregoing remedies constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions, conditions and covenants herein contained. Neither failure by Landlord to exercise, nor delay by Landlord in exercising, any right, power or remedy upon any Event of Default, nor Landlord's acceptance of rent or any portion thereof following an Event of Default hereunder, shall be construed as of constitute Landlord's waiver of such Event of Default or any other Event of Default or a waiver of the right to exercise any right, power or remedy at a later date. No single or partial exercise by Landlord of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No waive by Landlord of any violation or breach of any of the terms, provisions, conditions and covenants herein contained shall be effective unless the same shall be in writing and signed by Landlord and then such waiver shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. Should Landlord at any time terminate this Lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Premises and the loss of the rental then remaining unpaid.

     22.   CONTINUATION AFTER DEFAULT

     Even though Tenant has breached this Lease and abandoned the Premises, this Lease shall continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all of Landlord's rights and remedies under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. If any fixture, equipment, improvement, installation, alteration or appurtenance which, as herein provided, shall be required to be removed from the Building by Tenant and shall not be removed by Tenant from the Building within the time specified therefore, then Landlord (in addition to all other rights and remedies to which Landlord may be entitled at any time) may, at Landlord's election by written notice to Tenant, deem that such fixture, equipment, improvement, installation, alteration or appurtenance has been abandoned by Tenant to Landlord, or Landlord may remove the same and restore the Premises to its original condition at the expense of Tenant and Tenant shall reimburse Landlord for such expense as additional rent within ten (10) days after written notice of Tenant of the amount of such expense.

     23.   OTHER RELIEF

     The remedies provided for in this Lease are in addition to any other remedies available to Landlord by law or in equity, by statue or otherwise.

     24.   LANDLORD'S RIGHT TO CURE DEFAULTS

     All agreements and provisions to be performed by Tenant under any of the terms of this Lease shall be at Tenant's sole cost and expense and without any abatement of rental. If Tenant shall fail to pay any sum of money, other then rental, required to be paid by Tenant hereunder or shall fail to perform any other act on Tenant's part to be performed hereunder and such failure shall continue for thirty (30) days after notice thereof by Landlord, Landlord may, but shall not be obligated to do so, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or performance any such other act on Tenant's part to be made or performed as provided in this Lease. All sums so paid by Landlord and all necessary incidental costs, including, without limitation, reasonable attorneys' fees and expenses, shall be deemed additional rent hereunder and shall be payable by Tenant to Landlord on demand, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rental.

     25.   ATTORNEY'S FEES

     In the event Landlord and/or Tenant places the enforcement of this Lease, or any part thereof, or the collection of any rental due or to become due hereunder, or recovery of the possession of the Premises in the hands of any attorney, or brings any action under this Lease, Landlord and/or Tenant shall be entitled to its reasonable attorneys' fees, expenses and court costs incurred in connection therewith, and any such amounts hall constitute additional rental under this Lease and shall be payable by Tenant to Landlord and/or Landlord to Tenant upon demand.

     26.   EMINENT DOMAIN

     If all or any part of the premises shall be taken or conveyed as a result of the exercise of the power of eminent domain, this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by written notice to the other within thirty (30) days after such date; provided, however, a condition to the exercise by Tenant of such right to terminate shall be that the portion of the Premises taken or conveyed shall be of such extent and nature as to substantially and materially handicap, impede or impair Tenant's use of the balance of the Premises. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent awards or any interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise; provided, however, Tenant shall be entitled to any and all compensation, damages, income, rent or awards paid for or on account of Tenant's moving expenses, trade fixture, equipment and any leasehold improvements in the Premises, the cost of which was borne by Tenant, to the extent of the then unamortized value of such improvements for the remaining term of this Lease. In the event of a taking of this Lease, the monthly rental herein shall be apportioned as of the date of such taking or conveyance so that thereafter the rent to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken or conveyed bears to the total area of the Premises prior to such taking.

     27.   SUBORDINATION

     This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage deed of trust, or any other hypothecation for security now or hereafter placed upon the Building or any portion thereof and to any and all advances made on the security thereof and to all renewals, amendments, modifications, consolidations, replacements and extensions thereof. The aforesaid provision shall be self-operative and no further instrument shall be required to evidence such subordination. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default under this Lease and so long as Tenant shall pay the rent and observe and perform all of the terms, covenants, obligations, conditions and provisions of this Lease, unless this lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien (or interest) of its mortgage, deed of trust or ground lease, this Lease shall be deemed prior to such mortgage, deed or trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof, and Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien (or interest) of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) days after demand, Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so.

     28.   NO MERGER

     The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not constitute a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenancies.

     29.   SALE

     In the event the original Landlord hereunder, or any successor owner of the Building and/or the Property, shall sell or convey the Building and/or the Property, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner and be bound under all terms, covenants and conditions of this Lease for the balance of the term of this Lease.

     30.   ESTOPPEL CERTIFICATE

     At any time and from time to time, within ten (10) days after request therefor by Landlord or any mortgagee, or in the event that upon any sale, assignment or hypothecation of the Premises and/or the Property by Landlord an estoppel certificate shall be required from Tenant, Tenant shall execute, acknowledge and deliver in recordable form to Landlord a certificate (in form and substance satisfactory to Landlord) certifying, among other things, (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the nature of each modification), (b) the date, if any, to which rental and other sums payable hereunder have been paid, (c) that no notice has been received by Tenant of any default which has been cured, except as to defaults specified in said certificate, and (d) such other matters as may be reasonably requested by Landlord, mortgagee or purchaser. Any such certificate may be relied upon by any prospective purchaser, mortgagee or beneficiary under any deed of trust of the Building or any part thereof. The failure of Tenant so to deliver such certificate within the time specified above shall be deemed to be a material breach of this Lease and shall entitle Landlord without notice to terminate this Lease.

     31.   NO LIGHT, AIR OR VIEW EASEMENT

     Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building and/or the Property shall in no way affect this Lease, create any rights, remedies or damages with respect to Tenant or its employees, invitees or agents, or impose any liability on Landlord whatsoever.

     32.   HOLDING OVER

     At the expiration or earlier termination of this Lease, Tenant shall surrender (i) the Premises to Landlord in the same condition as when tendered by Landlord, reasonable wear and tear and insured casualty excepted, and in broom clean condition, and (ii) all keys to the Premises, the Building and the Property. Tenant shall promptly repair any damages to the Premises caused by the removal of any furniture, trade fixtures or other personal property placed in the Premises. If Tenant holds possession of the Premises after expiration of the term of this Lease, at the election of Landlord, Tenant shall become a tenant from month to month upon the terms herein specified but at a monthly rental equivalent to 150% of the then prevailing monthly rental and other charges paid by Tenant at the expiration of the terms of this Lease, pursuant to all of the provisions of this Lease, said rent shall be payable in advance on or before the first day of each month; provided, that the exercise of Landlord's rights under this clause shall not be interpreted as a grant of permission to Tenant to continue in possession. In the event Landlord elects to treat Tenant as a tenant from month to month, each party shall give the other notice at least one (1) month prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy. Nothing herein contained shall be construed to grant Tenant the right to hold over beyond the expiration of the term of this Lease.

     33.   CONDUCT OF BUSINESS/ABANDONMENT

     Tenant covenants and agrees that, continuously and uninterruptedly from and after Tenant's initial opening for business, Tenant shall operate and conduct within the Premises the business Tenant is permitted to operate and conduct under the provisions of this Lease, except while the Premises are untenable by reason of fire or other casualty. Tenant agrees to conduct Tenant's business at all times in a first class manner consistent with reputable business standards and practices. If Tenant shall abandon or surrender the Premises, or be dispossessed by process of' law or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

     34.   SECURITY DEPOSIT

     Tenant has deposited with Landlord the sum of $10,000.00 specified in the Basic Lease Information (the "Security Deposit"). The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants, obligations and conditions and provisions of this Lease to be performed or observed by Tenant. Tenant shall not be entitled to interest on the Security Deposit even though Landlord may invest the Security Deposit to earn interest thereon. In the event Tenant fails to perform or observe any of the provision of this Lease to be performed or observed by Tenant, then, at the option of Landlord and without notice to Tenant, Landlord may (but shall not be obligated to do so) apply or retain all of the Security Deposit, or so much thereof as may be necessary to remedy such default or to repair damages to the Premises caused by Tenant, including, without limitation, Landlord's reasonable attorneys' fees and expenses. In the event Landlord applies all or any portion of the Security Deposit to remedy such default or to repair damages to the Premises caused by the Tenant, Tenant shall pay to Landlord, within thirty (30) days after written demand for such payment by Landlord, in cash all monies necessary to restore the Security Deposit up to the original amount. Provided Tenant is not in default under the terms and provisions of this Lease, any portions of the Security Deposit remaining upon termination of this lease shall be returned to Tenant subject to offsets as provided above.

     35.   WAIVER

     The written waiver by Landlord of any agreement, condition or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition or provision herein contained, nor shall any custom or practice which may grow or become established between the parties in the administration of the terms of this Lease be construed to waive or to lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms of this Lease. The subsequent acceptance of rental hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any agreement, condition or provision of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rental.

     36.   NOTICES

     All notices and demands which may be or are required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be deemed received when personally delivered or upon deposit in the United States Mail, postage prepaid, certified with return receipt requested, addressed to the Tenant at the Premises, or to such other place as Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be personally delivered or sent by United States Mail, postage prepaid, certified with return requested, addressed to the Landlord at 1600 Two Lincoln Centre, 5420 LBJ Freeway, Dallas, Texas 75240, Attention:
Andrew B. Qualls, or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant. Tenant hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder the person in charge of or occupying the Premises at the time, and, if no person shall be in charge of or occupying the same, then such service may be made by attaching the same on the main entrance of the Premises.

     37.   CORPORATE OR PARTNERSHIP AUTHORITY

     If Tenant signs as a corporation or partnership, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that (a) Tenant is a duly authorized and validly existing corporation or partnership, as the case may be, (b) Tenant has and is qualified to do business in Texas, (c) the corporation or partnership, as the case may be, has full right, power and authority to execute and deliver this Lease and to carry out the obligations of Tenant under this Lease, and (d) each person executing this Lease on behalf of the corporation or partnership is authorized to do so.

     38.   GUARANTEE OF LEASE

     Tenant guarantees, upon execution of this Lease, to occupy the Premises specified herein. Any failure to occupy the Premises does not release the Tenant from the obligation of paying rent or any other provisions set forth herein.

     39.   BASIC LEASE INFORMATION/EXHIBITS/RIDERS

     The definitions and basic provisions set forth in the Basic Lease Information and the exhibits, riders and addenda, if any, specified in the Basic Lease Information and attached to this Lease, are incorporated herein by reference and made a part hereof for all purposes.

     40.   SEVERABILITY

     If any term or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provisions to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and shall be enforceable to the extent permitted by law.

     41.   BROKERS

     Tenant represents and warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this lease excepting only Office Leasing Advisors, Inc. and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Tenant agrees to indemnify and hold harmless Landlord from and against all liabilities, claims, demands or actions for or with respect to any real estate commissions or fees asserted by any person, firm or corporation in connection with this Lease or the transactions contemplated hereby, and any court costs, reasonable attorneys' fees or other costs and expenses arising therefrom, insofar as such liabilities, claims, demands or actions that are adjudicated to be based upon a contract or commitment of Tenant. Such indemnification shall survive the execution of this Lease and the termination of this Lease as provided in this Lease. CB Commercial Real Estate Group, Inc. has acted as agent for Landlord in connection with this Lease.

     42.   FOURTH MONTH'S RENT AND SECURITY DEPOSIT DUE

     Fourth month's rent and the Security Deposit are due upon execution of this Lease.

     43.   LANDLORD'S LIEN

     THE STATUTORY LIEN FOR RENT IS NOT HEREBY WAIVED.

     44.   FORCE MAJEURE

     Whenever a period of time is herein prescribed for action to be taken by either party (other than the payment of monetary obligations by Tenant under this Lease), such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period tome time, any delays due to strikes, riots, Acts of God, inclement weather, shortages of labor or materials, loss of utility service, inability to procure materials, lockouts, insurrection, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are not the fault of or beyond the control of such party.

     45.   HAZARDOUS SUBSTANCES

     Tenant, at its sole cost and expense, shall fully, diligently and promptly comply with all present and future laws, ordinances, requirements, orders, directives, rules and regulations of all federal, state or local authorities (collectively, "Applicable Laws") to ensure that the Premises are not contaminated with any substance or material currently identified by any Applicable Laws to be toxic or hazardous, including without limitation, any asbestos, pcb, radioactive substance, methane, volatile hydrocarbons, industrial solvents, or any other material or substance which has in the past or could at any time in the future cause or constitute a health, safety, or environmental hazard to any person or property (collectively, "Hazardous Substance"). Tenant will not cause to occur any discharge, spillage, uncontrolled loss, seepage or filtration of oil or petroleum or chemical liquids or solids, liquid or gaseous products or Hazardous Substance (a "Spill") at, under or within the Premises, the Building or the Property or otherwise violate any Applicable Laws. Tenant will not be involved in operations which could lead to the imposition of any liability or lien on any person or any lessor of the Premises under any Applicable Laws. If Tenant knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, the Building or the Property, Tenant shall immediately give written notice of such fact to Landlord. Tenant shall also immediately give Landlord a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, the Building or the Property. Tenant shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims and demands that may in any manner arise from or be imposed because of the failure of Tenant to comply with this Article 45 (the "Costs") and Tenant shall indemnify, protect, hold harmless and defend Landlord from and against the Costs.

     46.   PARKING

     (a) The parking areas, or designated portions thereof, shall be available for the use of tenants of the Building and the Property and, to the extent designated by Landlord, the employees, agents, customers and invitees of said tenants, all of whom shall be subject to the Rules and Regulations as set forth by the Landlord from time to time. However, Landlord may restrict to certain portions of the parking areas parking for the tenant and other tenants of the Building and/or the Property and their employees and agents, and may designate other areas to be used at large only by customers and invites of the Building and/or the Property.

     (b) Notwithstanding anything contained herein to the contrary, Landlord reserves the right from time to time to make reasonable changes in, additions to and deletions from the parking areas and the purposes to which the same may be devoted, and the use of parking areas shall at all times be subject to such reasonable rules and regulations as may be promulgated by Landlord, provided that Landlord shall not reduce Tenant's parking rights as described in subparagraph (a) above (although Landlord may change the location thereof).

     (c) Covered parking for Tenant and its employees or agents will be provided, subject to availability, at a charge based upon the then fair market value of such parking as reasonably determined by Landlord.

     (d) Landlord, or its agents (if Landlord has delegated such privileges), shall have the right to cause to be removed any cars of Tenant, its employees or agents that are parked in violation hereof or in violation of the Rules and Regulations of the Building and/or the Property, without liability of any kind to Landlord, its agents or employees, and Tenant agrees to indemnify, defend and hold Landlord harmless from and against any and all claims, losses, or damages asserted or arising in respect to or in connection with the removal of any such automobiles as aforesaid. Tenant shall from time to time upon request of Landlord supply Landlord with a list of license plate numbers of all automobiles operated by its employees and agents who are to have parking privileges hereunder. Landlord may, as a part of the regulations promulgated by Landlord, require that Tenant cause an identification sticker issued by Landlord to be affixed to all automobiles of Tenant and its employees or agents who are authorized to park in the parking areas.

     47.   SATELLITE DISHES

     Permission is granted, free of rental charge, for the Tenant to install up to four (4) lightweight satellite dishes each not to exceed thirty-six
(36) inches in diameter (collectively the "Satellite Dishes") at the Premises on the roof of the Building, at Tenant's sole cost and expense, subject to the following restrictions:

     (a) The location and means of securing the Satellite Dishes must be approved by Landlord or its designated agent and such location shall be selected with the goal of minimizing its visual impact. Tenant shall provide complete details, as well as a sketch of the roof showing the proposed location of the satellite dishes and all relevant distances and heights.
Roof penetration will not be accepted except if performed by Landlord or its designated agent, all at Tenant's sole cost and expense. Landlord shall have final approval with respect to, as well as the right to perform at Tenant's cost and expense, all roof penetrations and repairs. Tenant shall be responsible for any damage to the Building roof or any surrounding property resulting from the installation or operation of the Satellite Dishes, including, but not limited to, damage resulting from wind, ice or any other causes. The Satellite Dishes shall not damage the Building or the system of communication devised by any other user authorized by Landlord or users at neighboring properties or otherwise interfere with or disturb any tenants in the Building or their quiet enjoyment of their premises. If such damage or interference shall occur, Tenant shall correct same promptly.

     (b) Prior to installation, Tenant must provide Landlord with a copy of all zoning or use approvals or licenses which may be required of Tenant in connection with Tenant's use of the Satellite Dishes. Landlord agrees to reasonably cooperate with Tenant in such regard, all without cost to Landlord.

     (c) Tenant agrees to operate, maintain and repair the Satellite Dishes in a proper and safe operating condition and shall procure liability insurance naming Landlord as an additional insured.

     (d) Tenant shall at its own expense comply with all applicable codes, rules, regulations and conditions of the Federal Communications Commission ("FCC"), Federal Aviation Agency, and local government agencies. At the request of Landlord, Tenant shall produce evidence of such compliance.

     (e) Installation of the Satellite Dishes shall be performed in a responsible and workmanlike manner by a recognized professional satellite dish installer at Tenant's sole cost and expense, through or under the supervision of Landlord.

     (f) Installation or substitutes shall be made using devices commonly found in the industry, capable of the bearing of the stress and strain of the installation without impairing use and occupancy of the Building.

     (g) Tenant shall be responsible for any costs associated with furnishing electricity for the Satellite Dishes.

     (h) Tenant shall not sublet, license or otherwise permit any third party use of the Satellite Dishes.

     (i) Access to the Satellite Dishes for inspection, servicing or any other reason will only be allowed with prior notice to Landlord.

     (j) Tenant shall remove the Satellite Dishes and restore the roof to its original condition, at the earlier of Tenant's cessation of use of the Satellite Dishes or the expiration of the term of this Lease or any renewal term hereof, at Tenant's sole cost and expense, notwithstanding any other provision of the Lease. The Satellite Dishes shall, at all times, remain the property of Tenant and Tenant shall have the right to remove it at any time, subject to the terms and conditions herein.

     (k) Tenant acknowledges that it has been advised by Landlord that a new roof was installed at the Building which is still the subject of a manufacturers/installers warranty/guarantee. Tenant must install, maintain and remove the Satellite Dishes in such a manner as to be consistent with said warranty/guarantee and not perform or fail to perform any act which would void, or cause to be voidable, Landlord's warranty/guarantee.

     (l) Tenant shall be responsible for implementing appropriate screening as reasonably required by Landlord.

     (m) Tenant agrees to indemnify, defend and hold Landlord harmless from any claim resulting from property damage or personal injury arising in connection with the installation, maintenance, existence or removal of the Satellite Dishes.

In the event Tenant fails or refuses or otherwise breaches any of the terms of this Section 47 [beyond the expiration of the notice and cure provisions set forth in Section 20(c) above], Landlord shall have the right to require Tenant to remove or otherwise remove the Satellite Dishes, at Tenant's sole cost and expense.

     48.   SIGNAGE

     Tenant shall not place any sign upon the Premises or the Building without Landlord's prior written consent which shall not be unreasonably withheld. Under no circumstances shall Tenant place a sign on any roof of the Building.

     49.   TEMPORARY SPACE

     Landlord shall provide Tenant with approximately 1,000 square feet of temporary space on the first floor of the Building, the location of which shall be determined in Landlord's sole discretion, to be used solely for storage of Tenant's inventory and to be vacated, surrendered and relinquished within ten (10) days of Landlord's written request, free of charge and Tenant's occupancy and surrender shall be subject to all other terms and conditions of this Lease.

     50.   NO PERSONAL LIABILITY OF LANDLORD

     "Landlord", as used in this Lease insofar as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners of the Premises at the time in question. In the event of any transfer of title, the Landlord named herein shall automatically be released and discharged from and after the date of such transfer or conveyance of and from all personal liability with respect t the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed. Notwithstanding the foregoing, Tenant shall look solely to the interest and estate of Landlord in the Property of which the Premises are a part for the satisfaction of Tenant's remedies for collection of a judgment or other judicial process requiring the payment of money by Landlord in the event of any default or breach by Landlord of any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, and no other property or assets of Landlord, its partners, shareholders or agents shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's damages or remedies.

     51.   MISCELLANEOUS

     The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. The agreements, conditions and provisions herein contained shall, subject to
Article 17, apply to and bind the heirs, executors, administrator, successors and permitted assigns of the parties hereto. Tenant shall not, without the written consent of Landlord, use the name of the Building and/or the Property for any purpose other than as the address of the business to be conducted by Tenant in the Premises. All amounts of money payable to Tenant to Landlord hereunder, if not paid when due, shall bear interest from the due date until paid at the rate of 18% per annum, unless otherwise provided herein. This Lease shall be governed by and construed in accordance with the laws of the State of Texas. As a material part of the consideration for the agreements on the part of the Landlord contained herein, Tenant agrees for itself and its employees, agents, legal representatives, successors and assigns, that the terms and conditions of Tenant's leasing of space in the Property shall be maintained in confidence and not disclosed to any other current (or prospective) tenants of the Property and real estate agents.

     52.   COMPLETE AGREEMENT

     THIS LEASE AND THE SCHEDULES, EXHIBITS AND RIDERS ATTACHED, IF ANY, FORM A PART OF THIS LEASE TOGETHER WITH THE RULES AND REGULATIONS ADOPTED AND PROMULGATED BY THE LANDLORD PURSUANT TO ARTICLE 18 [DETAILING SPECIFIC OPERATING RULES AND REGULATIONS] HEREOF, AND SET FORTH ALL THE COVENANTS, PROMISES, ASSURANCES, AGREEMENTS, REPRESENTATIONS, CONDITIONS, WARRANTIES, STATEMENTS, AND UNDERSTANDING [COLLECTIVELY, "REPRESENTATIONS"] BETWEEN THE LANDLORD AND THE TENANT CONCERNING THE PREMISES AND THERE ARE NO REPRESENTATIONS, EITHER ORAL OR WRITTEN,, BETWEEN LANDLORD AND TENANT OTHER THAN THOSE IN THIS LEASE.

THIS LEASE SUPERSEDES AND REVOKES ALL PREVIOUS NEGOTIATIONS, ARRANGEMENTS, LETTERS OF INTENT, OFFERS TO LEASE, LEASE PROPOSALS, BROCHURES, REPRESENTATIONS, AND INFORMATION CONVEYED, WHETHER ORAL OR IN WRITING, BETWEEN THE PARTIES HERETO OR THEIR RESPECTIVE REPRESENTATIVES OR ANY OTHER PERSON PURPORTING TO REPRESENT THE LANDLORD OR THE TENANT. THE TENANT ACKNOWLEDGES THAT IT HAS NOT BEEN INDUCED TO ENTER INTO THIS LEASE BY ANY REPRESENTATIONS NOT SET FORTH IN THIS LEASE, IT HAS NOT RELIED ON ANY SUCH REPRESENTATIONS, NO SUCH REPRESENTATIONS SHALL BE USED IN THE INTERPRETATION OR CONSTRUCTION OF THIS LEASE, AND THE LANDLORD SHALL HAVE NO LIABILITY FOR ANY CONSEQUENCES ARISING AS A RESULT OF ANY SUCH REPRESENTATIONS.

     EXCEPT AS OTHERWISE PROVIDED HEREIN, NO SUBSEQUENT ALTERATION, AMENDMENT, CHANGE, OR ADDITION TO THIS LEASE SHALL BE BINDING UPON THE LANDLORD OR THE TENANT UNLESS IN WRITING AND SIGNED BY EACH OF THEM.

     TIME IS OF THE ESSENCE OF THIS LEASE AND EACH AND ALL OF ITS PROVISIONS. SUBMISSION OF THIS INSTRUMENT OR EXAMINATION OR SIGNATURE BY TENANT DOES NOT CONSTITUTE A RESERVATION OF OR OPTION FOR LEASE OR AN OFFER TO LEASE BY LANDLORD, RATHER A PROPOSAL FROM TENANT TO LEASE THE PREMISES, AND THIS INSTRUMENT IS NOT EFFECTIVE AS A LEASE OR OTHERWISE UNTIL EXECUTION AND DELIVERY BY BOTH LANDLORD AND TENANT HEREOF AND NO OTHER PERSONS, AGENTS OR ENTITIES HAVE THE POWER OR AUTHORITY TO BIND LANDLORD.

TENANT                              LANDLORD

THE REFERENCE PRESS, INC.           KP/MILLER REALTY GROWTH FUND II, L.P.,
                                    a Texas limited partnership


By: /s/ Patrick J. Spain            By: Miller Real Estate Services Corporation,
        Name: Patrick J. Spain          a general partner
        Title: President and CEO

                                        By: /s/ Andrew B. Qualls
                                            Name: Andrew B. Qualls
                                            Title: Vice President


DATE: March 8, 1996                 DATE: March 12, 1996

                           CORPORATE ACKNOWLEDGEMENT

STATE OF TEXAS      )(

COUNTY OF TRAVIS    )(

     BEFORE ME, the undersigned authority, in and for said County and State, on this day personally appeared Patrick J. Spain, President and CEO of THE REFERENCE PRESS, INC., known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 7th day of March A.D. 1996.

                                  /s/ William A. Anderson
                                  ----------------------------------------------
                                  Notary Public in and for Said County and State

MY COMMISSION EXPIRES February 28, 1998



                           CORPORATE ACKNOWLEDGEMENT

STATE OF TEXAS           )(

COUNTY OF DALLAS         )(

     BEFORE ME, the undersigned authority, in and for said County and State, on this day personally appeared Andrew B. Qualls, Vice President of Miller Real Estate Services Corporation, general partner of KP/MILLER REALTY GROWTH FUND II, L.P., a Texas limited partnership, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of said partnership, and that he executed the same as the act of such partnership for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 12th day of March A.D. 1996.

                                  /s/ Teri Sequera
                                  Notary Public in and for Said County and State

MY COMMISSION EXPIRES October 16, 1997

                             RULES AND REGULATIONS

     1. The sidewalks, halls, passages, exits, entrances, elevators and stairways of the Buildings shall not be obstructed by any of the Tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgement of Landlord would be prejudicial to the safety, character, reputation and interests of the Buildings and the Tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any Tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No Tenant and no employee, agent or invitee of any Tenant shall go upon the roof of the Buildings without the prior written consent of Landlord.

     2. No sign, placard, picture, name, advertisement or notice, visible from the exterior of any Tenant's premises shall be inscribed, painted, affixed or otherwise displayed by any Tenant on any part of the buildings without the prior written consent of Landlord. Landlord will adopt and furnish to Tenant general guidelines relating to signs inside the Buildings on the office floors. Tenant agrees to conform to such guidelines, but may request approval of Landlord for modifications, which approval will not be unreasonably withheld by Landlord. Material visible from outside of the buildings will not be permitted.

     3. Tenant shall not allow a fire or bankruptcy sale or any auction or discounted sale to be held on the premises or allow the premises to be used for the storage of merchandise held for sale to the general public, except as provided in Section 6 of the Lease.

     4. No Tenant shall allow the premises to be used for lodging, nor shall cooking be done or permitted by any Tenant on the premises, except the use by the Tenant of Underwriters' Laboratory approved microwave oven, refrigerator, dishwasher and equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

     5. No Tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning the premises, unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Buildings for the purpose of cleaning the same. No Tenant shall cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness in the premises and the Buildings. Janitor services will not be furnished on nights when rooms are occupied after 9:30 P.M. unless, by agreement in writing, service is extended to a later hour for specifically designated rooms.

     6. Landlord will furnish each Tenant, free of charge, with two keys to each door lock in the premises. Landlord may charge Tenant for the expense of any additional keys. No Tenant shall have any keys made to the premises or the Buildings. No Tenant shall alter any lock or install a new or additional lock or any bolt on any door of its premises without the prior written consent of Landlord. Tenant shall in each case furnish landlord with a key for any such lock. Each Tenant, upon the termination of its tenancy, shall deliver to Landlord all keys to doors in the Buildings which shall have been furnished to Tenant.

     7. Landlord shall designate how all office equipment, furniture, appliances and other large objects or property ("Equipment") shall be moved in and/or out of the Buildings. The persons employed to move such Equipment in or out of the Buildings must be acceptable to Landlord. Landlord shall have the right to prescribe the weight, size and position of all Equipment brought into the Buildings. Heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such Equipment from any cause, and all damage done to the Buildings by moving or maintaining such Equipment shall be repaired upon demand and at the expense of Tenant.

     8. No Tenant shall use or keep in the premises or the Buildings any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment. Without Landlord's prior written approval, no Tenant shall use any method of heating or air conditioning other than that supplied by Landlord. No Tenant shall use or keep or permit to be used or kept any foul or obnoxious gas or substance in the premises, or permit or suffer the premises to be occupied or used in a manner offensive or objectionable to Landlord or to other occupants of the Buildings by reason of noise, odors, or vibrations, or interfere in any way with other Tenants or those having business therein.

     9. Landlord shall have the right, exercisable without notice and without liability to any Tenant, to change the name and street address of the Buildings.

     10. Landlord reserves the right to exclude from the Buildings, between the hours of 6 P.M. and 7 A.M. and at all hours on Sundays, legal holidays and on Saturdays any person who, in Landlord's sole opinion, has no legitimate business in the

Buildings. Landlord shall in no case by liable for damages for any error with regard to the admission to or exclusion from the Buildings of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Buildings during the continuance of the same by such action as Landlord may deem appropriate, including closing doors.

     11. The directory of the buildings will be provided for the display of the name and location of Tenants. Any additional name which Tenant shall desire to place upon said directory must first be approved by Landlord in writing, and, if so approved, a charge will be made to Tenant therefor, except that there will be no charge to list both The Reference Press and Hoover's.

     12. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in , or used in connection with any window of the Buildings without the prior written consent of Landlord, and such items shall be installed as instructed by Landlord.

     13. No Tenant shall obtain for use in the premises, ice, drinking water, food, beverage, towel or other similar services, except in accordance with such reasonable regulations as may be promulgated by Landlord; provided, however, Tenant may obtain snack and soda vending machines for use on the Premises.

     14. Each Tenant shall see that the doors of its premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant or Tenant's employees leave the premises, so as to prevent waste or damage, and for any default or carelessness in this regard Tenant shall make good all injuries sustained by other Tenants or occupants of the Buildings or Landlord. All Tenants shall keep the doors to the Buildings' corridors closed at all times except for ingress and egress.

     15. The toilet rooms, toilets, urinals, wash basins and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees, agents or invitees, shall have caused it. Tenant shall be responsible for all private sanitary sewer lines up to the point they connect with a common sanitary sewer line, whether or not such lines or point are located within the Premises.

     16. Except with the prior written consent of Landlord, no Tenant shall sell, or permit the sale at retail, of newspaper, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the premises, nor shall any Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the premises for the service or accommodation of occupants of any other portion of the Buildings, nor shall the premises of any Tenant be used for manufacturing of any kind, or any business or activity other than that specifically provided for in such Tenant's lease.

     17. No Tenant shall install any radio or television antenna, loudspeaker, or other device on the roof or exterior walls of the Buildings, without Landlord's prior written consent.

     18. Hand trucks shall not be used in any space or public halls of the Buildings, either by any Tenant or others, except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve, and shall not be placed in any elevators servicing the Building or the Property other than designated freight elevators. No other vehicles of any kind shall be brought by any Tenant into the Buildings or kept in or about the premises. Tenant shall coordinate and control the quantity of deliveries and delivery trucks and other vehicles so as not to interfere with other tenant's use and enjoyment of the Building.

     19. Tenant agrees to coordinate all moving activities of office equipment and furniture in and out of the buildings with Landlord or Landlord's agent, and to use the services of an insured professional moving company. Tenant acknowledges that any attempt to bring in or take out any office equipment or furniture from the Buildings without prior written approval of Landlord or Landlord's agent will be prevented by the on-site security guard.

     20. Each Tenant shall store all of its trash and garbage within its premises. No material shall be placed in the trash boxes, receptacles or common areas if such material is of such a nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash or otherwise in accordance with any ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

     21. Canvassing, soliciting, distribution of handbills, or any other written material peddling in the Buildings are prohibited, and each Tenant shall cooperate to prevent the same.

     22. Tenant agrees not to allow or keep any animals or pets of any kind on the premises, except those guide dogs which are for the direct purpose of aiding and assisting the visually impaired.

     23. Tenant agrees to park in only those parking stalls designated as Tenant parking. Tenant shall hold Landlord harmless for the removal and costs, expenses and charges related thereto when Tenant parks in space designated as visitor, handicapped parking, red or yellow curb areas. Tenant shall not park or allow to be kept any vehicle on the premises, either company or personal, which is not being used on a daily basis.

     24. The requirements of the Tenants will be attended to only upon application by telephone or in person at the office of Landlord. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

     25. Landlord may waive any one or more of these rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the Tenants of the Building.

     26. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Buildings.

     27. Landlord reserves the right to amend or supplement these Rules and Regulations from time to time and to adopt and promulgate additional rules and regulations as in its judgment may from time to time be needed for the preservation of good order therein.

                   FIRST AMENDMENT TO STANDARD OFFICE LEASE

     This FIRST AMENDMENT TO STANDARD OFFICE LEASE ("FIRST AMENDMENT") is made as of December 29, 1997 between CMD REALTY INVESTMENT FUND II, L.P., an Illinois limited partnership ("LANDLORD"), and HOOVERS, INC., a Delaware corporation (formerly known as The Reference Press, Inc.) ("TENANT").

     A. KP/Miller Realty Growth Fund II, L.P. ("ORIGINAL LANDLORD"), and Tenant entered into the Standard Office Lease, dated March 12, 1996 ("LEASE"), regarding the lease of certain space in the office building commonly known as "LaCosta Green" located at 1033 La Posada Drive, Austin, Travis County, Texas 78752.

     After the Lease was entered into by Original Landlord and Tenant, Original Landlord assigned all of its rights under the Lease to Landlord.

     Landlord and Tenant desire to make certain modifications to the terms and conditions of the Lease, all pursuant to the terms and conditions hereof.

     Landlord and Tenant agree as follows:

     DEFINITIONS. All of the terms used in this First Amendment shall have the same meanings as set forth in the Lease except to the extent expressly set forth herein.

          ADDITIONAL PREMISES. The term "Additional Premises" means those certain premises designated on Exhibit A attached hereto and made a part hereof as the "Additional Premises" located in the Building.

     (a) ADDITIONAL PREMISES COMMENCEMENT DATE. The term "Additional Premises Commencement Date" means June 1, 1997.

     53. ADDITIONAL PREMISES. Landlord does hereby lease to Tenant and Tenant does hereby take and rent from Landlord, as of the Additional Premises Commencement Date, the Additional Premises in "As Is" condition (subject to the terms of Section 6 hereof) and upon all of the terms and conditions of this First Amendment and the Lease. From and after the Additional Premises Commencement Date, the term "Premises" under the Lease shall be deemed to include the Additional Premises, and Landlord and Tenant hereby stipulate that the Square Footage of the Premises shall consist of 16,912 square feet of rentable area.

     54. BASE RENT. Commencing on the date hereof and ending on the last day of the lease term, Tenant shall pay to Landlord in the manner described in the Lease, rental as follows:

            PERIOD                                MONTHLY RENTAL INSTALLMENT
            ------                                --------------------------
            June 1, 1997 - April 30, 1998:                 $19,512.88
            May 1, 1998 - April 30, 1999:                  $20,022.80
            May 1, 1998 - April 30, 2000                   $20,277.76
            May 1, 1998 - April 30, 2001                   $20,532.71

     55. TENANT'S PROPORTIONATE SHARE. Effective on the Additional Premises Commencement Date, the term "Tenant's proportionate share" as used in the Lease is hereby amended to be 23.61%.

     56. RENTAL ADJUSTMENT. Effective June 1, 1997, the Base Expense Rate, as it relates to the Additional Premises only, shall equal the Operating Expenses for the calendar year 1997.

     57. ADDITIONAL PREMISES LEASEHOLD IMPROVEMENTS. Landlord has constructed certain improvements in the Additional Premises ("ADDITIONAL PREMISES IMPROVEMENTS") for which Tenant received an improvements allowance of $39,262, and Landlord has no further obligation to make improvements to the Additional Premises. Possession by Tenant of the Additional Premises and the Additional Premises Improvements shall be conclusive evidence that each were in satisfactory condition when Tenant took possession of them and that Landlord has fully complied with all of its obligations with respect to any work to be performed in the Additional Premises.

     58. RIGHT OF FIRST REFUSAL. Exhibit H of the Lease is amended to delete therefrom Exhibit H-2 (depicting the space commonly known as Suite
170) and all references to Exhibit H-2.

     59. BROKERAGE. Tenant represents and warrants to Landlord that, no broker, agent, commission salesperson, or any other person has represented Tenant in the negotiations for this First Amendment, other than Office Leasing Advisors, Inc. Tenant agrees to indemnify and hold Landlord harmless from all loss, cost, and damage suffered or incurred by Landlord as a result of a breach by Tenant of the representation and warranty contained herein, whether or not disclosed.

     60. PAYMENTS BY TENANT. Notwithstanding anything to the contrary in the Lease, all rent and other payments required to be made by Tenant to Landlord under the Lease, as amended from time to time, shall be payable to Landlord at CMD Realty Investment Fund II, L.P., c/o The First National Bank of Chicago, P.O. Box 73313, Chicago, Illinois 60673-7313, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

     AMENDMENT. This First Amendment is an amendment to the Lease, and not a lease for the Additional Premises separate and apart from the lease of the premises under the Lease. Notwithstanding the foregoing, any default by Tenant under this First Amendment shall be a default, and Landlord may thereupon exercise any and all rights available for default, under the Lease.

     FULL FORCE AND EFFECT. All of the terms and conditions set forth in the Lease shall remain in full force and effect, except to the extent otherwise expressly set forth in this First Amendment.

     CONFLICTS. In the event that any of the provisions of the Lease conflict with any of the terms and provisions of this First Amendment, the terms and conditions of this First Amendment shall prevail.

     NOTICES. The address for notice or documents delivered to Landlord set forth in the Lease is hereby deleted, and the following is substituted in its place:

               CMD Realty Investment Fund II, L.P.
               c/o CMD Realty Investors, Inc.
               6300 La Calma
               Suite 100
               Austin, Texas 78752
               Attention:  Property Manager

               with a copy to:

               CMD Realty Investment Fund II, L.P.
               c/o CMD Realty Investors, Inc.
               227 West Monroe Street, Suite 3900
               Chicago, Illinois 60606
               Attention:  General Counsel
               Attention:  Asset Manager

     61. NOTICES. The address for notice or documents delivered to Tenant set forth in the Lease is hereby deleted, and the following is substituted in its place:

     Hoover's Inc.
     1033 La Posada Drive, Suite 250
     La Costa Green Office Building
     Austin, Texas 78752
     Attention:  Lynn Atchison, Vice President

     with a copy to:

     Office Leasing Advisors, Inc.
     620 Brazos Street, Suite 200
     Austin, Texas 78701
     Attention:  Bill Wendlandt

     62. TIME OF ESSENCE. Time is of the essence of each and every term of this First Amendment.

     LANDLORD:

          CMD REALTY INVESTMENT FUND II, L.P.,
          an Illinois limited partnership

          By:  CMD REIM II, INC.,
               an Illinois corporation, its general partner

          By:  /s/ Robert C. Gibbons
               Robert C. Gibbons
          Its: Vice President

     TENANT:

          HOOVER'S, INC.
          a Delaware corporation

          By:  /s/ Lynn Atchison
               Lynn Atchison
          Its: Vice President

                                     EXHIBIT A

                                ADDITIONAL PREMISES

                      SECOND AMENDMENT TO STANDARD OFFICE LEASE

     This SECOND AMENDMENT TO STANDARD OFFICE LEASE ("SECOND AMENDMENT") is made as of December 29, 1997 between CMD REALTY INVESTMENT FUND II, L.P., an Illinois limited partnership ("LANDLORD"), and HOOVERS, INC., a Delaware corporation (formerly known as The Reference Press, Inc.) ("TENANT").

     A. KP/Miller Realty Growth Fund II, L.P. ("ORIGINAL LANDLORD"), and Tenant entered into the Standard Office Lease, dated March 12, 1996 ("LEASE"), and as amended by that certain First Amendment to Lease dated December 29, 1997 ("FIRST AMENDMENT"), regarding the lease of certain space in the office building commonly known as "LaCosta Green" located at 1033 La Posada Drive, Austin, Travis County, Texas 78752. The Original Lease, as amended by the First Amendment, is referred to herein as the "Lease."

     After the Lease was entered into by Original Landlord and Tenant, Original Landlord assigned all of its rights under the Lease to Landlord.

     Landlord and Tenant desire to make certain modifications to the terms and conditions of the Lease, all pursuant to the terms and conditions hereof.

     Landlord and Tenant agree as follows:

     1. DEFINITIONS. All of the terms used in this Second Amendment shall have the same meanings as set forth in the Lease except to the extent expressly set forth herein.

          ADDITIONAL PREMISES. The term "Additional Premises" means those certain premises designated on Exhibit A attached hereto and made a part hereof as the "Additional Premises" located in the Building,

     (a) ADDITIONAL PREMISES COMMENCEMENT DATE. The term "Additional Premises Commencement Date" means February 1, 1998, or such earlier date on which Landlord substantially completes the Additional Premises Improvements.

     2. ADDITIONAL PREMISES. Landlord does hereby lease to Tenant and Tenant does hereby take and rent from Landlord, as of the Additional Premises Commencement Date, the Additional Premises in "As Is" condition (subject to the terms of Section 6 hereof) and upon all of the terms and conditions of the Lease and this Second Amendment. From and after the Additional Premises Commencement Date, the term "Premises" under the Lease shall be deemed to include the Additional Premises, and Landlord and Tenant hereby stipulate that the Square Footage of the Premises shall consist of 18,659 square feet of rentable area.

     3. BASE RENT. Commencing on the date hereof and ending on the last day of the lease term, Tenant shall pay to Landlord in the manner described in the Lease, rental as follows:

 PERIOD                                   MONTHLY RENTAL INSTALLMENT
 ------                                   --------------------------
 February 1, 1998 - April 30, 1998:                 $21,259.88

                                       1


 May 1, 1998 - April 30, 1999:                      $22,277.89
 May 1, 1998 - April 30, 2000                       $22,532.85
 May 1, 1998 - April 30, 2001                       $22,787.80

     4. TENANT'S PROPORTIONATE SHARE. Effective on the Additional Premises Commencement Date, the term "Tenant's proportionate share" as used in the Lease is hereby amended to be 25.91%.

     5. RENTAL ADJUSTMENT. Effective February 1, 1998, the Base Expense Rate, as it relates to the Additional Premises only, shall equal the Operating Expenses for the calendar year 1997.

     6. ADDITIONAL PREMISES LEASEHOLD IMPROVEMENTS. Landlord has constructed certain improvements in the Additional Premises ("ADDITIONAL PREMISES IMPROVEMENTS") substantially in accordance with the Working Drawings and Specifications (as hereinafter defined) and subject and according to the terms and conditions set forth in this Second Amendment.

          ADDITIONAL PREMISES WORKING DRAWINGS AND SPECIFICATIONS. Landlord shall cause to be prepared and delivered to Tenant working drawings and specifications for the Additional Premises Improvements ("WORKING DRAWINGS AND SPECIFICATIONS"). Tenant shall have the right to approve or disapprove the Working Drawings and Specifications by written notice to Landlord within 10 days after receipt thereof, which approval may not be unreasonably withheld. If Tenant fails to deliver a written notice of approval or disapproval within such 10 day period, the Working Drawings and Specifications shall be deemed approved. If Tenant delivers to Landlord within such 10 day period a written notice of disapproval of the Working Drawings and Specifications, then Landlord shall revise the Working Drawings and Specifications to remove the reasons for Tenant's disapproval within 10 days of Landlord's receipt of such disapproval notice.

          ADDITIONAL PREMISES CONSTRUCTION DOCUMENTS. Promptly after Tenant's approval or deemed approval of the Working Drawings and Specifications, Landlord shall deliver to Tenant a copy of a written contract covering the construction of the Additional Premises Improvements ("CONSTRUCTION CONTRACT"), setting forth the total cost of completion of the Additional Premises Improvements in accordance with the Working Drawings and Specifications ("CONTRACT AMOUNT"). The Contract Amount, plus Landlord's construction management fee (which shall equal five percent (5%) of the Contract Amount) and the cost of preparing the Working Drawings and Specifications are collectively referred to herein as the "CONSTRUCTION COST." Furthermore, Landlord agrees to contribute without charge or offset against the Improvements Allowable all construction materials currently existing in the Additional Premises including but not limited to doors, frames, hardware, ceiling tiles and light fixtures.

          ADDITIONAL PREMISES IMPROVEMENTS ALLOWANCE.

          ADDITIONAL PREMISES IMPROVEMENTS ALLOWANCE. The term "IMPROVEMENTS ALLOWANCE" means for the purpose of this Second Amendment, an amount equal to the lesser of (A) the Construction Cost, and (B) the Maximum Improvements Allowance (as hereinafter defined).

          MAXIMUM IMPROVEMENTS ALLOWANCE. The term "MAXIMUM IMPROVEMENTS ALLOWANCE" means, for the purpose of this Lease, $9,538.62.

          CONSTRUCTION COST EXCEEDING MAXIMUM IMPROVEMENTS ALLOWANCE. If the Construction Cost is greater than the Maximum Improvements Allowance, then Tenant shall deposit with the Landlord within five (5) days after the determination of the Construction Cost an amount ("TENANT DEPOSIT") equal to the difference between (i) the Construction Cost and (ii) the Maximum Improvements Allowance.

     7. OPTION TO EXPAND. Exhibit G of the Lease is deleted in its entirety.

     8. RIGHT OF FIRST REFUSAL. Exhibit H of the Lease is amended to delete therefrom Exhibit H-1 (depicting the space commonly known as Suite
240) and all references to Exhibit H-1.

     9. BROKERAGE. Tenant represents and warrants to Landlord that, no broker, agent, commission salesperson, or any other person has represented Tenant in the negotiations for this Second Amendment, other than Office Leasing Advisors, Inc. Tenant agrees to indemnify and hold Landlord harmless from all loss, cost, and damage suffered or incurred by Landlord as a result of a breach by Tenant of the representation and warranty contained herein, whether or not disclosed.

     AMENDMENT. This Second Amendment is an amendment to the Lease, and not a lease for the Additional Premises separate and apart from the lease of the premises under the Lease. Notwithstanding the foregoing, any default by Tenant under this Second Amendment shall be a default, and Landlord may thereupon exercise any and all rights available for default, under the Lease.

     FULL FORCE AND EFFECT. All of the terms and conditions set forth in the Lease shall remain in full force and effect, except to the extent otherwise expressly set forth in this Second Amendment.

     CONFLICTS. In the event that any of the provisions of the Lease conflict with any of the terms and provisions of this Second Amendment, the terms and conditions of this Second Amendment shall prevail.

     10. TIME OF ESSENCE. Time is of the essence of each and every term of this Second Amendment.

     LANDLORD:

          CMD REALTY INVESTMENT FUND II, L.P.,
          an Illinois limited partnership

          By:  CMD REIM II, INC.,
               an Illinois corporation, its general partner

          By:  /s/ Robert C. Gibbons
               Robert C. Gibbons
          Its: Vice President

     TENANT:

          HOOVER'S, INC.
          a Delaware corporation

          By:  /s/ Lynn Atchison
               Lynn Atchison
          Its: Vice President

                                     EXHIBIT A

                                ADDITIONAL PREMISES

                       THIRD AMENDMENT TO STANDARD OFFICE LEASE

     This THIRD AMENDMENT TO STANDARD OFFICE LEASE ("THIRD AMENDMENT") is made as of April 16, 1998 between CMD REALTY INVESTMENT FUND II, L.P., an Illinois limited partnership ("LANDLORD"), and HOOVERS, INC., a Delaware corporation (formerly known as The Reference Press, Inc.) ("TENANT").

     B. KP/Miller Realty Growth Fund II, L.P. ("ORIGINAL LANDLORD"), and Tenant entered into the Standard Office Lease, dated March 12, 1996 ("LEASE") and as amended by that certain First Amendment to Lease dated December 29, 1997 ("FIRST AMENDMENT"), and as further amended by that certain Second Amendment to Lease dated December 29, 1997 ("SECOND AMENDMENT"), regarding the lease of certain space in the office building commonly known as "LaCosta Green" located at 1033 La Posada Drive, Austin, Travis County, Texas 78752. The Original Lease, as amended by the First Amendment and Second Amendment, is referred to herein as the "Lease."

     After the Lease was entered into by Original Landlord and Tenant, Original Landlord assigned all of its rights under the Lease to Landlord.

     Landlord and Tenant desire to make certain modifications to the terms and conditions of the Lease, all pursuant to the terms and conditions hereof.

     Landlord and Tenant agree as follows:

     11. DEFINITIONS. All of the terms used in this Third Amendment shall have the same meanings as set forth in the Lease except to the extent expressly set forth herein.

          ADDITIONAL PREMISES. The term "Additional Premises" means those certain premises designated on Exhibit A attached hereto and made a part hereof as the "Additional Premises" located in the Building,

     (a) ADDITIONAL PREMISES COMMENCEMENT DATE. The term "Additional Premises Commencement Date" means May 1, 1998.

     12. ADDITIONAL PREMISES. Landlord does hereby lease to Tenant and Tenant does hereby take and rent from Landlord, as of the Additional Premises Commencement Date, the Additional Premises in "As Is" condition (subject to the terms of Section 5 hereof) and upon all of the terms and conditions of the Lease and this Third Amendment. From and after the Additional Premises Commencement Date, the term "Premises" under the Lease shall be deemed to include the Additional Premises, and Landlord and Tenant hereby stipulate that the Square Footage of the Premises shall consist of 21,393 square feet of rentable area.

     13. BASE RENT. Commencing on the date hereof and ending on the last day of the lease term, Tenant shall pay to Landlord in the manner described in the Lease, rental as follows:

                                           ADDITIONAL PREMISES BASE
 PERIOD                                   MONTHLY RENTAL INSTALLMENT
 ------                                   --------------------------
 May 1, 1998 - April 30, 2001                      $4,101.00

     14. TENANT'S PROPORTIONATE SHARE. Effective on the Additional Premises Commencement Date, the term "Tenant's proportionate share" as used in the Lease is hereby amended to be 29.50%.

     15. ADDITIONAL PREMISES LEASEHOLD IMPROVEMENTS. Landlord will make or construct certain improvements in the Additional Premises ("ADDITIONAL PREMISES IMPROVEMENTS") substantially in accordance with the Working Drawings and Specifications (as hereinafter defined) and subject and according to the terms and conditions set forth in this Third Amendment.

          ADDITIONAL PREMISES WORKING DRAWINGS AND SPECIFICATIONS. Landlord shall cause to be prepared and delivered to Tenant working drawings and specifications for the Additional Premises Improvements ("WORKING DRAWINGS AND SPECIFICATIONS"). Tenant shall have the right to approve or disapprove the Working Drawings and Specifications by written notice to Landlord within 10 days after receipt thereof, which approval may not be unreasonably withheld. If Tenant fails to deliver a written notice of approval or disapproval within such 10 day period, the Working Drawings and Specifications shall be deemed approved. If Tenant delivers to Landlord within such 10 day period a written notice of disapproval of the Working Drawings and Specifications, then Landlord shall revise the Working Drawings and Specifications to remove the reasons for Tenant's disapproval within 10 days of Landlord's receipt of such disapproval notice.

          ADDITIONAL PREMISES CONSTRUCTION DOCUMENTS. Promptly after Tenant's approval or deemed approval of the Working Drawings and Specifications, Landlord shall deliver to Tenant a copy of a written contract covering the construction of the Additional Premises Improvements ("CONSTRUCTION CONTRACT"), setting forth the total cost of completion of the Additional Premises Improvements in accordance with the Working Drawings and Specifications ("CONTRACT AMOUNT"). The Contract Amount, plus Landlord's construction management fee (which shall equal five percent (5%) of the Contract Amount) and the cost of preparing the Working Drawings and Specifications are collectively referred to herein as the "CONSTRUCTION COST." Furthermore, Landlord agrees to contribute without charge or offset against the Improvements Allowable all construction materials currently existing in the Additional Premises including but not limited to doors, frames, hardware, ceiling tiles and light fixtures.

          ADDITIONAL PREMISES IMPROVEMENTS ALLOWANCE.

          ADDITIONAL PREMISES IMPROVEMENTS ALLOWANCE. The term "IMPROVEMENTS ALLOWANCE" means for the purpose of this Third Amendment, an amount equal to the lesser of (A) the Construction Cost, and (B) the Maximum Improvements Allowance (as hereinafter defined).

          MAXIMUM IMPROVEMENTS ALLOWANCE. The term "MAXIMUM IMPROVEMENTS ALLOWANCE" means, for the purpose of this Lease, $13,123.20.

          CONSTRUCTION COST EXCEEDING MAXIMUM IMPROVEMENTS ALLOWANCE. If the Construction Cost is greater than the Maximum Improvements Allowance, then Tenant shall deposit with the Landlord within five (5) days after the determination of the Construction Cost an amount ("TENANT DEPOSIT") equal to the difference between (i) the Construction Cost and (ii) the Maximum Improvements Allowance.

     16. BROKERAGE. Tenant represents and warrants to Landlord that, no broker, agent, commission salesperson, or any other person has represented Tenant in the negotiations for this Third Amendment, other than Office Leasing Advisors, Inc. Tenant agrees to indemnify and hold Landlord harmless from all loss, cost, and damage suffered or incurred by Landlord as a result of a breach by Tenant of the representation and warranty contained herein, whether or not disclosed.

     AMENDMENT. This Third Amendment is an amendment to the Lease, and not a lease for the Additional Premises separate and apart from the lease of the premises under the Lease. Notwithstanding the foregoing, any default by Tenant under this Third Amendment shall be a default, and Landlord may thereupon exercise any and all rights available for default, under the Lease.

     FULL FORCE AND EFFECT. All of the terms and conditions set forth in the Lease shall remain in full force and effect, except to the extent otherwise expressly set forth in this Third Amendment.

     CONFLICTS. In the event that any of the provisions of the Lease conflict with any of the terms and provisions of this Third Amendment, the terms and conditions of this Third Amendment shall prevail.

     17. TIME OF ESSENCE. Time is of the essence of each and every term of this Third Amendment.

     LANDLORD:

          CMD REALTY INVESTMENT FUND II, L.P.,
          an Illinois limited partnership

          By:  CMD REIM II, INC.,
               an Illinois corporation, its general partner

          By:  /s/ Robert C. Gibbons
               Robert C. Gibbons
          Its: Vice President

     TENANT:

          HOOVER'S, INC.
          a Delaware corporation

          By:  /s/ Lynn Atchison
               Lynn Atchison
          Its: Vice President

                                     EXHIBIT A

                                ADDITIONAL PREMISES

                      FOURTH AMENDMENT TO STANDARD OFFICE LEASE

     This FOURTH AMENDMENT TO STANDARD OFFICE LEASE ("FOURTH AMENDMENT") is made as of April 17, 1998 between CMD REALTY INVESTMENT FUND II, L.P., an Illinois limited partnership ("LANDLORD"), and HOOVERS, INC., a Delaware corporation (formerly known as The Reference Press, Inc.) ("TENANT").

     C. KP/Miller Realty Growth Fund II, L.P. ("ORIGINAL LANDLORD"), and Tenant entered into the Standard Office Lease, dated March 12, 1996 ("LEASE") and as amended by that certain First Amendment to Lease dated December 29, 1997 ("FIRST AMENDMENT"), and as further amended by that certain Second Amendment to Lease dated December 29, 1997 ("SECOND AMENDMENT") and as further amended by that certain Third Amendment to Lease dated April 16, 1998 ("THIRD AMENDMENT"), regarding the lease of certain space in the office building commonly known as "LaCosta Green" located at 1033 La Posada Drive, Austin, Travis County, Texas 78752. The Original Lease, as amended by the First Amendment and Second Amendment, is referred to herein as the "Lease."

     After the Lease was entered into by Original Landlord and Tenant, Original Landlord assigned all of its rights under the Lease to Landlord.

     Landlord and Tenant desire to make certain modifications to the terms and conditions of the Lease, all pursuant to the terms and conditions hereof.

     Landlord and Tenant agree as follows:

     18. DEFINITIONS. All of the terms used in this Fourth Amendment shall have the same meanings as set forth in the Lease except to the extent expressly set forth herein.

          ADDITIONAL PREMISES. The term "Additional Premises" means those certain premises designated on Exhibit A attached hereto and made a part hereof as the "Additional Premises" located in the Building,

     (a) ADDITIONAL PREMISES COMMENCEMENT DATE. The term "Additional Premises Commencement Date" means June 1, 1998.

     19. ADDITIONAL PREMISES. Landlord does hereby lease to Tenant and Tenant does hereby take and rent from Landlord, as of the Additional Premises Commencement Date, the Additional Premises in "As Is" condition (subject to the terms of Section 5 hereof) and upon all of the terms and conditions of the Lease and this Fourth Amendment. From and after the Additional Premises Commencement Date, the term "Premises" under the Lease shall be deemed to include the Additional Premises, and Landlord and Tenant hereby stipulate that the Square Footage of the Premises shall consist of 23,058 square feet of rentable area.

     20. BASE RENT. Commencing on the date hereof and ending on the last day of the lease term, Tenant shall pay to Landlord in the manner described in the Lease, rental as follows:

                                           ADDITIONAL PREMISES BASE
 PERIOD                                   MONTHLY RENTAL INSTALLMENT
 ------                                   --------------------------
 June 1, 1998 - April 30, 2001                     $2,497.50

     21. TENANT'S PROPORTIONATE SHARE. Effective on the Additional Premises Commencement Date, the term "Tenant's proportionate share" as used in the Lease is hereby amended to be 31.69%.

     22. ADDITIONAL PREMISES LEASEHOLD IMPROVEMENTS. Landlord will make or construct certain improvements in the Additional Premises ("ADDITIONAL PREMISES IMPROVEMENTS") substantially in accordance with the Working Drawings and Specifications (as hereinafter defined) and subject and according to the terms and conditions set forth in this Fourth Amendment.

          ADDITIONAL PREMISES WORKING DRAWINGS AND SPECIFICATIONS. Landlord shall cause to be prepared and delivered to Tenant working drawings and specifications for the Additional Premises Improvements ("WORKING DRAWINGS AND SPECIFICATIONS"). Tenant shall have the right to approve or disapprove the Working Drawings and Specifications by written notice to Landlord within 10 days after receipt thereof, which approval may not be unreasonably withheld. If Tenant fails to deliver a written notice of approval or disapproval within such 10 day period, the Working Drawings and Specifications shall be deemed approved. If Tenant delivers to Landlord within such 10 day period a written notice of disapproval of the Working Drawings and Specifications, then Landlord shall revise the Working Drawings and Specifications to remove the reasons for Tenant's disapproval within 10 days of Landlord's receipt of such disapproval notice.

          ADDITIONAL PREMISES CONSTRUCTION DOCUMENTS. Promptly after Tenant's approval or deemed approval of the Working Drawings and Specifications, Landlord shall deliver to Tenant a copy of a written contract covering the construction of the Additional Premises Improvements ("CONSTRUCTION CONTRACT"), setting forth the total cost of completion of the Additional Premises Improvements in accordance with the Working Drawings and Specifications ("CONTRACT AMOUNT"). The Contract Amount, plus Landlord's construction management fee (which shall equal five percent (5%) of the Contract Amount) and the cost of preparing the Working Drawings and Specifications are collectively referred to herein as the "CONSTRUCTION COST." Furthermore, Landlord agrees to contribute without charge or offset against the Improvements Allowable all construction materials currently existing in the Additional Premises including but not limited to doors, frames, hardware, ceiling tiles and light fixtures.

          ADDITIONAL PREMISES IMPROVEMENTS ALLOWANCE.

          ADDITIONAL PREMISES IMPROVEMENTS ALLOWANCE. The term "IMPROVEMENTS ALLOWANCE" means for the purpose of this Fourth Amendment, an amount equal to the lesser of (A) the Construction Cost, and (B) the Maximum Improvements Allowance (as hereinafter defined).

          MAXIMUM IMPROVEMENTS ALLOWANCE. The term "MAXIMUM IMPROVEMENTS ALLOWANCE" means, for the purpose of this Lease, $7,775.55.

          CONSTRUCTION COST EXCEEDING MAXIMUM IMPROVEMENTS ALLOWANCE. If the Construction Cost is greater than the Maximum Improvements Allowance, then Tenant shall deposit with the Landlord within five (5) days after the determination of the Construction Cost an amount ("TENANT DEPOSIT") equal to the difference between (i) the Construction Cost and (ii) the Maximum Improvements Allowance.

     23. BROKERAGE. Tenant represents and warrants to Landlord that, no broker, agent, commission salesperson, or any other person has represented Tenant in the negotiations for this Fourth Amendment, other than Office Leasing Advisors, Inc. Tenant agrees to indemnify and hold Landlord harmless from all loss, cost, and damage suffered or incurred by Landlord as a result of a breach by Tenant of the representation and warranty contained herein, whether or not disclosed.

     AMENDMENT. This Fourth Amendment is an amendment to the Lease, and not a lease for the Additional Premises separate and apart from the lease of the premises under the Lease. Notwithstanding the foregoing, any default by Tenant under this Fourth Amendment shall be a default, and Landlord may thereupon exercise any and all rights available for default, under the Lease.

     FULL FORCE AND EFFECT. All of the terms and conditions set forth in the Lease shall remain in full force and effect, except to the extent otherwise expressly set forth in this Fourth Amendment.

     CONFLICTS. In the event that any of the provisions of the Lease conflict with any of the terms and provisions of this Fourth Amendment, the terms and conditions of this Fourth Amendment shall prevail.

     24. TIME OF ESSENCE. Time is of the essence of each and every term of this Fourth Amendment.

     LANDLORD:

          CMD REALTY INVESTMENT FUND II, L.P.,
          an Illinois limited partnership

          By:  CMD REIM II, INC.,
               an Illinois corporation, its general partner

          By:  /s/ Robert C. Gibbons
               Robert C. Gibbons
          Its: Vice President

     TENANT:

          HOOVER'S, INC.
          a Delaware corporation

          By:  /s/ Lynn Atchison
               Lynn Atchison
          Its: Vice President

                                     EXHIBIT A

                                ADDITIONAL PREMISES

                   FIFTH AMENDMENT TO STANDARD OFFICE LEASE

     This FIFTH AMENDMENT TO STANDARD OFFICE LEASE ("FIFTH AMENDMENT") is made as of June 15, 1999, between CMD REALTY INVESTMENT FUND II, L.P., an Illinois limited partnership ("Landlord"), and HOOVER'S, INC., a Delaware corporation (formerly known as The Reference Press, Inc.) ("Tenant").

     A. KP/Miller Realty Growth Fund II, L.P. ("ORIGINAL LANDLORD"), and Tenant entered into the Standard Office Lease, dated March 12, 1996 ("ORIGINAL LEASE") and as amended by that certain First Amendment to Lease dated December 29, 1997 ("FIRST AMENDMENT") and as further amended by that certain Second Amendment to Lease dated December 29, 1997 ("SECOND AMENDMENT") and as further amended by that certain Third Amendment to Lease dated April 16, 1998 ("THIRD AMENDMENT"), and as further amended by that certain Fourth Amendment to Standard Office Lease dated April 17, 1998 ("FOURTH AMENDMENT") regarding the lease of certain space in the office building commonly known as "La Costa Green" located at 1033 La Posada Drive, Austin, Travis County, Texas 78752. The Original Lease, as amended by the First Amendment, Second Amendment, Third Amendment and Fourth Amendment, is referred to herein as the "Lease".

     B. After the Lease was entered into by Original Landlord and Tenant, Original Landlord assigned all of its rights under the Lease to Landlord.

     C. Landlord and Tenant desire to make certain modifications to the terms and conditions of the Lease, all pursuant to the terms and conditions hereof.

     Landlord and Tenant agree as follows:

     1. DEFINITIONS. All of the terms used in this Fifth Amendment shall have the same meanings as set forth in the Lease except to the extent expressly set forth herein.

          (a) Additional Premises. The term "Additional Premises" means the space currently known as Suites 150 and 160, the approximate location of which is shown on EXHIBIT A attached hereto and made a part hereof as the "Additional Premises" containing approximately 1,387 square feet and located in the Building.

          (b) Additional Premises Commencement Date. The term "Additional Premises Commencement Date" means August 1, 1999.

     2. ADDITIONAL PREMISES. Landlord does hereby lease to Tenant and Tenant does hereby take and rent from Landlord, as of the Additional Premises Commencement Date, the Additional Premises in "As Is" condition and upon all of the terms and conditions currently and hereafter in effect under the Lease and this Fifth Amendment. From and after the Additional Premises Commencement Date, the term "Premises" under the Lease shall be deemed to include the Additional Premises, and Landlord and Tenant hereby stipulate that the Square Footage of the Premises shall be deemed to consist of 24,445 square feet of rentable area.

     3. BASE RENT. Commencing on the date hereof and ending on the last day of the lease term, Tenant shall pay to Landlord in the manner described in the Lease, as follows:

                                                   ADDITIONAL PREMISES BASE
          PERIOD                                   MONTHLY RENTAL INSTALLMENT
          ------                                   --------------------------
          August 1, 1999 - April 30, 2001                 $2,080.50

      4. TENANT'S PROPORTIONATE SHARE. Effective on the Additional Premises Commencement Date, the term "Tenant's proportionate share" as used in the Lease shall be 1.8222% with respect to the Additional Premises, based on the rentable area of the Property of 76,115 square feet. Tenant's share of the existing Premises shall remain 31.69%. The Base Expense Rate, as it relates to the Additional Premises only, shall equal the Operating Expenses for calendar year 1999.

      5.   [INTENTIONALLY OMITTED]

      6. BROKERAGE. Tenant represents and warrants to Landlord that, no broker, agent commission salesperson, or any other person has represented Tenant in the negotiations for this Fifth Amendment. Tenant agrees to indemnify and hold Landlord harmless from all loss, cost, and damage suffered or incurred by Landlord as a result of a breach by Tenant of the representation and warranty contained herein, whether or not disclosed.

      7. AMENDMENT. This Fifth Amendment is an amendment to the Lease, and not a lease for the Additional Premises separate and apart from the lease of the premises under the Lease. Notwithstanding the foregoing, any default by Tenant under this Fifth Amendment shall be a default, and Landlord may thereupon exercise any and all rights available for default, under the Lease.

      8. FULL FORCE AND EFFECT. All of the terms and conditions set forth in the Lease shall remain in full force and effect, except to the extent otherwise expressly set forth in this Fifth Amendment.

      9. CONFLICTS. In the event that any of the provisions of the Lease conflict with any of the terms and provisions of this Fifth Amendment, the terms and conditions of this Fifth Amendment shall prevail.

      10. TIME OF ESSENCE. Time is of the essence of each and every term of this Fifth Amendment.

                  LANDLORD:

                       CMD REALTY INVESTMENT FUND II, L.P.,
                       an Illinois limited partnership
                       By:  CMD/Fund II GP Investments, L.P.,
                            an Illinois limited partnership, its general partner
                            By:  CMD REIM II, Inc., an Illinois corporation,
                                 Its general partner

                            By: /s/ Robert C. Gibbons
                                ------------------------------------------------
                            Name: Robert C. Gibbons, Vice President

                  TENANT

                       HOOVER'S, INC.
                       a Delaware corporation

                       By: /s/ Lynn Atchison
                           -----------------------------------------------------
                           Lynn Atchison, Vice President

                                      2